UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019

(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2012

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocqueville.com/mutual-funds

Dear Fellow Shareholder,

From an investment perspective, the declines of global stock markets in 2007-2009 were a watershed event. This is not so much because the declines were so deep or so protracted, but because they discredited most historically-successful investment disciplines. That short-term traders or momentum followers got caught in the big reversal was not a novel surprise. The real shock was that some of the best value investors, including some iconic ones, who typically resisted bear markets better than the majority of participants, also got caught in the downward spiral.

As bottom-up investors, our view had always been that our time is better spent on the analysis of company-specific fundamentals and valuations than on trying to forecast macro-economic or “market” developments. In retrospect, however, no strategy or discipline would have been better, going into that bear market, than staying out of the markets altogether. That lesson was learned by many market participants and was reinforced during the subsequent recoveries by a compression of valuations and a tendency by most equity investments to move more or less in unison. Avoidance of macro or market risk became the accepted wisdom.

To cap this trend, several studies and articles proclaimed something like the famous magazine cover on the eve of the preceding, long boom—the “death of equities”. Going further, other sources suggested, like CNBC, that: “the days of stock picking may be coming to an end”.

These are normal human reactions, but probably misguided.

There have been great global traumas, even in recent history. But seldom has the world been faced with a broader set of uncertainties—political (regional wars and uprisings everywhere; even tensions between major powers such as China and Japan); economic (global, seemingly irrepressible sea of debt; the threat of implosion of a major economic bloc such as Europe; a tricky change of economic locomotives in Asia); even a climatic threat to the planet (global warming; famine-threatening droughts).

To some degree, global stock markets have reflected these uncertainties for some time and, from a purely contrarian point of view, it would be time to try and adopt a more optimistic tack. The principal remaining problem is that, historically, company valuations in the stock markets have become much more reasonable than in 2007, for example, but not as deeply undervalued as they have been on the eves of past, secular bull markets.

One safe assumption, however, is that we have not seen the end of stock picking, for this is the nature of both human and crowd psychology, and the very essence of stock market investing. At Tocqueville, we will refrain from assuming that the most recent bear market reflects a new paradigm, a “new normal”, and, instead, intensify our search for individual stock opportunities.

Respectfully,

François Sicart

Chairman

Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

Your Fund finished its fiscal year on October 31, 2012, just days before the voters spoke and returned the President and most of the Congress back to Washington for another two, four or six years, depending upon the office. So, notwithstanding all the talk about a dysfunctional government during the campaign, it appears that voters, in the aggregate, prefer divided government. The Founders of the U.S., who constructed a government full of checks and balances, meant to move slowly and to prevent abuses, would be proud. (So would Alexis de Tocqueville, our namesake, who worried about the tyranny of majorities). From an investment point of view, the return of the partisan combatants seems to have sparked the realization among the politicians that compromise, that dirty word, is a necessary component of governing. (Who knew?) This could well prove to be the best of all possible outcomes. Politics is, after all, the art of the possible, and what is possible when you have divided government and strongly held and conflicting points of view on both sides, is compromise. Investors would greet such a compromise favorably, in our view, if only for the temporary elimination of uncertainty, and this could well set the stage for a better tone in the markets next year. We live in hope.

This year, the markets enjoyed a modest rally, but it was not one that generated much enthusiasm. The S&P 500 gained 15.21% while your Fund recorded a 10.08% gain. (The Dow Jones Index was up 12.56% in the same twelve month period). The underperformance of the Fund relative to the S&P 500 was due to several factors, most significantly the absence of Apple in our holdings. Apple is such a large component in the indices and performed so remarkably well that it had an outsized impact on the Standard and Poor index. (Apple isn’t in the Dow). Why didn’t we own Apple? On the metrics we favor, it was certainly cheap enough to own, but we were troubled by the universal enthusiasm for the company and its products and feared that there was no room for disappointments, notwithstanding the valuation. (In fact, some of our caution was rewarded late in the fiscal year as the stock sold off rather sharply with some disappointment in its latest phone and tablet offerings, and, taking advantage of the sell-off, early in the new fiscal year we initiated a small position). The next largest driver of the underperformance was our positioning in the materials sector, specifically Newmont Mining and Cliffs Natural Resources. As a gold producer, Newmont is leveraged to the price of the underlying metal (of which we maintain a favorable long-term view) and the shares are inexpensive on traditional value metrics; however, its price has lagged as production problems, higher energy costs and fears of increased regional taxes weighed on sentiment. Cliffs Natural Resources, which we had trimmed at significantly higher prices, was also a significant detractor as recessionary concerns, particularly in China, impacted demand for iron ore and metallurgical coal even as we continue to believe this major domestic resource has strategic value well in excess of its fiscal year end price.

On a positive note, it is worth mentioning the contribution we had from the financial sector. This is an area in which we are typically underweight because we have had a hard time making a long-term investment case for large, money center, “too big to fail” banks. While we acknowledge there have been trading opportunities in names like Goldman Sachs, Citibank, J.P. Morgan, Bank of America, et al, we believe these institutions have been transformed into quasi- government entities or highly regulated utilities, taking orders from politicians rather than shareholders. Given the tight but uncertain regulations that Dodd-Frank imposes upon them, and the political interference of grandstanding politicians, traditional financial analysis on which we base our investment criteria is not very helpful; so we have chosen to avoid them altogether. Rather, we have focused our attention on more transparent ways to invest in the recovery of credit and housing markets such as transaction processors, title insurers, financial advisors and timber REITs. Still the banks are large companies and when they rally, as they have somewhat this year, they can have an outsized impact on market averages. So be it; we prefer to invest in what we can understand.

That the markets could rally at all, what with the cross currents of negative news out of Europe, slowing Chinese growth and the looming prospect of the fiscal cliff, all combined with the uncertainty of the U.S. elections, is something of a minor miracle and a testament to the underlying resiliency of the American economy. It is also due, in no small part, to the ministrations of the Federal Reserve, combined with fortuitously low inflation rates and concomitant interest rates. How long these happy circumstances can persist is anybody’s guess. Ours is “not very long.” But the markets are not priced as if the current level of interest rates will last forever, so we do not expect an immediate sell-off once interest and inflation rates do begin their inevitable and inexorable climb, perhaps as early as the next fiscal year.

2	October 31, 2012

No comment on the markets would be complete without referring to the remarkable rebirth of the oil and gas industry in the United States, despite, it seems at times, the best efforts of the federal and some state governments to stifle it. After billions in government subsidies to promote “alternative” energy fantasies, with little to show for it, it is the traditional energy industry which has come roaring back, so much so that recent estimates put the U.S. as the largest oil and gas producer in the world in the not too distant future. If true, the salutary impact on the U.S. economy, as well as on the geopolitical environment, can scarcely be over-emphasized. Notwithstanding all the problems the country faces with the combination of an enormous federal debt and deficit, and an entitlement system not built for the realities of today’s demographics, the outlook for the domestic economy is considerably enhanced by this revolution in energy production. While staying within our discipline, we have taken several positions that seek to take advantage of our home grown energy resurgence.

Regardless of what the markets may or may not do, we continue to believe that high quality common stocks represent good value and the best way to preserve wealth for the long term in an uncertain world. Our proprietary research continues to uncover overlooked, unloved and undervalued stocks across the capitalization spectrum, and we will continue to buy and own these names so long as they remain at a discount to their intrinsic value. This is a strategy that has served us well over the years. As ever, we thank you for your interest and support.

Respectfully,

Robert W. Kleinschmidt

Portfolio Manager

Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2012

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund	10.08%	10.80%	-0.79%	9.10%
Standard & Poor’s 500 Stock Index	15.21%	13.21%	0.36%	6.91%

4	October 31, 2012

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this review of the Opportunity Fund’s performance for the fiscal year ended October 31, 2012. While the Fund and major indices provided positive returns over the past twelve months, performance was less favorable for small and mid-capitalization issues and growth stocks in particular. The trend favoring value and large capitalization issues persisted throughout the period, but there was a distinct bias away from the small growth asset class during the past six months—macro risk dominated investor concerns and included the ongoing issues with the European Union, U.S. political uncertainty in front of the Presidential election, and the threat of a U.S. recession upon the expiration of current fiscal stimulus at the end of 2012. For the fiscal period, the Fund returned 5.35% versus the Russell 2500 Growth Index return of 10.08%. While the Fund solidly outperformed its benchmark during the first half of the fiscal year, selling off many of the Fund’s over weighted winners intensified during the post-Labor Day period through the end of October. Despite a majority of these companies having exceeded earnings expectations, muted corporate earnings guidance for the remainder of 2012 and the first half of 2013 appears to be providing an incentive for short-term oriented traders to sell in order to lock in profits. Moreover a dimming economic view framed by political uncertainty and a potential recession, may push investors concerned with a potential increase in the capital gains tax rate in 2013 to sell early.

Rapid fire rotations and profit taking have impacted several of the Fund’s larger holdings, which had performed excellently including Apple, Tractor Supply, priceline.com, LinkedIn and Hain Celestial. All reported positive earnings surprises during the last fiscal quarter and we are confident that all continue to be superbly positioned. The Fund’s biotechnology investments are perhaps the best example of the increased volatility of stock performance over the past several months—after having led all industry sectors over the first nine months of the fiscal year in relative and absolute returns, biotechnology was the worst performing group over the last three months of the fiscal year—despite terrific sales outlooks and new therapeutic approvals, shorter term oriented investors raced to sell ahead of the election, higher tax rates and each other!

The technology, consumer discretionary and healthcare sectors comprised the Fund’s dominant investment allocations at the fiscal year end—23.0%, 21.4%, and 19.2% respectively. Over the past year the commitment to the healthcare sector has increased markedly through appreciation of existing holdings and new investments. Four of the Fund’s top 5 performers for the year were biotech issues, including: Pharamasset, Alnylam Pharmaceuticals, Pharmacyclics, and Onyx Pharmaceuticals. The healthcare and financial services sectors provided the lead contributions to absolute returns over the past fiscal year. We increased investments in financials significantly. Several of the Fund’s technology holdings were among the top 10 performers including Equinix, Ultimate Software, Netsuite, and Cirrus Logic, which was the top performer for the fiscal year. Technology takeovers included: Kenexa (IBM), Success Factors (SAP), and Taleo (Oracle). We reduced investments in energy to less than 5% of the Fund. While energy investments provided a slight positive relative performance during the year, the overall energy sector return was negative and the worst performing sector for both the Fund and the benchmark. Oil prices would certainly benefit from increased risk to supply due to increased tensions in the Middle East, but absent this cyclical, geopolitical risk we see little reason to increase exposure.

New names among the top 10 included LinkedIn, salesforce.com, Portfolio Recovery Associates, Hain Celestial, Pharmacyclics and Fresh Market. The top 10 and top 25 holdings comprised 16.3% and 31.2% respectively of the Fund versus 17.8% and 34.0% a year ago—the Fund continues to be well diversified. At the beginning of the year, Facebook had been a top holding. Facebook was among the top 5 relative performers in the first half of the fiscal year, but was the third worst in the second half. Among one of the more controversial IPO’s in memory, Facebook delivered surprisingly strong growth in revenues and key metrics this past quarter—we continue to believe that Facebook is developing a dominant internet business with a massive daily audience. Over the past fiscal year, 11 of the Fund’s holdings were takeover targets; during the second half Medicis Pharmaceuticals, Peet’s Coffee and Tea, Robbins and Myers and Kenexa were sold as a result of takeover offers.

Annual Report	5

We believe it is important to emphasize that our fundamental approach is primarily oriented to identify and to invest in long-term investments in leading companies which are positioned to continue to innovate successfully, to gain market share in expanding markets, and to sustain competitive advantage and high returns on investment. We have been surprised by intense recent price volatility in many of our holdings, but we are confident that our investment principles will deliver competitive returns over the long run. While we do not subscribe to the tax tail wagging the dog maxim with regard to a focus on after-tax returns, our objective of investing in high return and high reinvestment companies is by consequence an investment approach with a longer time horizon than many of today’s prevailing market participants. Over a long investment career, there have been plenty of difficult markets but time has provided a perspective on the irrational behavior which grips investors at peaks of elation and the depths of despair. We expect there is a very high probability that companies will take advantage of their strong balance sheets and low prices to announce increased stock repurchases and/or to provide special dividends.

We appreciate your ongoing confidence in our efforts on behalf of the Opportunity Fund.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

6	October 31, 2012

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forcasted growth values. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2012

	1 Year	3 Year	5 Year	10 Year
Tocqueville Opportunity Fund	5.35%	13.53%	0.85%	7.24%
Russell 2500 Growth Total Return Index	10.08%	16.62%	2.04%	10.40%

Annual Report	7

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the fiscal year ended October 31, 2012, the Tocqueville International Value Fund’s total U.S. dollar return was a loss of 1.60%. In the same period, the Morgan Stanley EAFE Index, the index against which we are most often compared, had a total U.S. dollar gain of 5.15%. For the 10 year period ended October 31, 2012, the Tocqueville International Value Fund’s cumulative total U.S. dollar return was 174.4%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar return of 120.17%.

During the fiscal year, global equity markets were driven to an unusually large extent by macroeconomic forces and changes in Central Bank policy. Equity markets advanced early in the period as the European Central Bank’s Long Term Refinancing Operations (“LTRO”) reduced credit spreads and created a false sense of security regarding Europe’s debt crisis. Then in April markets declined as the palliative of Europe’s LTRO program wore off and investors focused once more on the deterioration of bank and government finances in Europe, the possibility of a sharp slowdown in China, and the prospect of a fiscal cliff in the U.S. Markets recovered beginning in July after the ECB stated its determination to recapitalize Europe’s faltering banks and move toward fiscal integration and a common banking system, and the U.S. Fed promised to maintain low interest rates until unemployment comes down.

Over the course of the fiscal year, on a total return basis the European BE 500 Index increased by 14.1% in local currency terms, the Japanese Nikkei 225 Index increased by 1.4% in local currency terms, and the MSCI Asia Pacific ex- Japan Index increased by 4.3%. The Euro declined against the U.S. dollar as shaky bank and sovereign finances undercut confidence in the currency, and the Yen remained at historically high levels in U.S. dollar terms. Among equity sectors, gains were dominated by traditionally defensive groups like tobacco products, health care and food and beverage, as well as financials, while steel, energy, telecom and utilities performed poorly.

Due to the bottom up nature of our investment approach, which has served us well for many years, there may be times when our performance is out of step with the overall market. This fiscal year was clearly one of those times. Gains in the developed international markets were concentrated in mega cap consumer stocks and in financials, both areas where we are underrepresented by virtue of our contrarian value investment discipline. The consumer stocks, which were fairly valued at the outset of the period in our judgment, were revalued upward by investors placing a premium on certainty of cash flows and high dividend yields. The financials did represent a sector that might appeal to a contrarian and eventually the stocks recovered from valuation levels that reflected some probability of a banking system meltdown as the ECB and other central banks took actions to calm investor nerves. However, financial institutions are by their nature structurally leveraged and operate opaque business models and, in the current circumstances, depend on some measure of government largesse. For these reasons, they generally do not meet our standards regarding margin of safety for our investors. On the other hand, our investment process led us to industrial and materials companies, where we have a large weighting, and smaller capitalization companies, that were overlooked or revalued downward despite cheap valuations and attractive long-term business fundamentals. With time, fundamentals are normally recognized by the market, value realized, and our positioning rewarded.

Significant contributors to the Fund’s profits during the year included: French logistics-focused holding company Bollore, Australian business services concern Spotless Group, subject of a takeover offer, Hong Kong broadcast television concern Television Broadcasts, UK auto parts retailer Halfords Group, French pharmaceutical concern Sanofi, Dutch lighting and healthcare conglomerate Philips, and Japanese performance athletic shoe maker Asics. We had meaningful losses in the shares of Japanese exporting companies, including precision equipment concern Canon and auto parts maker Takata, that declined due to Yen strength and related investor concerns regarding the competitiveness and profitability of their businesses. We believe these stocks represent some of the most compelling values in our portfolio today. We also had losses in certain economically sensitive names in Europe, including German steel distributor Kloeckner, Italian auto parts maker Sogefi, and French wire and cable producer Nexans.

During the fiscal year, we exited positions in UK credit scoring concern Experian, Mexican beverage producer FEMSA, Italian hydraulic equipment maker Interpump, and UK business and construction services concern Interserve,

8	October 31, 2012

which, following strong performance, approached our estimates of intrinsic value. We tendered our shares of Spotless Group into the takeover offer, the terms of which we considered to be adequate. We sold French integrated oil producer Total after a gas leak in the North Sea created an unquantifiable liability for the company. We also sold Mobistar, where our investment thesis was undercut by a change in competitive conditions that had a negative impact on pricing and profit margins, French drug maker Ipsen, where management failed to meet certain of its execution milestones, and Spanish IT services provider Indra Sistemas, where weakening payment terms from government customers undercut our thesis regarding free cash generation. We took new positions in French television broadcaster M6, which generates a double digit free cash flow yield in a tepid economic environment; in drug maker Novartis, which has a high free cash yield based on its existing pharma portfolio and where we were not paying much for an attractive pipeline of new products and the eyecare franchise; in German chipmaker Infineon, which has a market leading position in analog chips for power management and auto applications and trades at a mid-single digit multiple of mid-cycle cash flow; in Hong Kong real estate and investment conglomerate Guoco Group, which in our judgment trades at a 50% discount to its net asset value; and in Japanese company Disco, the global leader in chip dicing and wafer grinding equipment and related consumables which was depressed due to worries about the global IT cycle. We also added to several existing positions when prices were under pressure, including Siemens, Halfords Group, Groupe Bruxelles Lambert, Statoil, Hoya, Takata and SMC.

The macro backdrop contains much uncertainty. While Europe has articulated a reasonable prescription to address its banking and fiscal issues, implementation is subject to political forces. Further, while the plan may address the problem in financial markets, Europe still needs structural reform in labor markets and entitlements in order to improve its growth potential. Also, the U.S. is drawing nearer to the so-called fiscal cliff, which, if allowed to occur, will have a negative impact on growth in the U.S. On a more positive note, China’s economy, which slowed predictably during this year of political transition, appears to be firming. Too, Japan’s government has called for elections that are likely to result in growth oriented economic policies. All that being said, as part of our discipline, when we analyze and value companies and evaluate opportunity and risk in individual stocks, we do so on the basis of conservative macro assumptions.

We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above average returns with below average risk over the course of an economic cycle.

Respectfully,

James Hunt
Portfolio Manager

Annual Report	9

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The MSCI EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2012

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund	-1.60%	4.63%	-1.90%	10.62%
MSCI EAFE Index	5.15%	3.31%	-5.35%	8.21%

10	October 31, 2012

The Tocqueville Gold Fund

Dear Fellow Shareholder,

The past year was one of consolidation in the gold price as well as mining shares, following the run up to historic highs in the bullion price in August of 2011. Over the past fiscal year, the Tocqueville Gold Fund returned -9.53% vs. -4.84% for the Philadelphia Stock Exchange Gold and Silver Index benchmark and 15.21% for the S&P 500.

The gold price spent most of the year consolidating its 2011 run up to the all-time high of $1921/oz. The 2011 run up was driven by investor worries about a credit downgrade of the U.S. as well as a possible shutdown of the U.S. government because of the deadlock over raising the ceiling on the national debt. Those fears receded with the last minute compromise over tax and fiscal issues. However, those same issues remain unresolved and a replay of last year’s drama still seems to be in the cards as 2012 comes to a close. The ongoing euro zone currency crisis has also heightened investor worries as to the safety of paper currency. The prospect of widespread monetary debasement seems stronger today than in August of 2011, and for this reason, we believe that the bull market in gold is far from over.

The corrective action of the past twelve months has, in our opinion, served to stabilize an overbought market and to create sufficient doubt in the minds of investors as to validity of the investment rationale for gold and precious metals. We believe that all of this, while frustrating, is a necessary precursor for a dynamic move higher in the entire sector.

Gold mining shares remain exceptionally cheap in our opinion. Our XAU benchmark traded at 9% of the spot gold price in May of 2012, approximately the same level as October 2008, which was followed by a rally of 155% in the subsequent twelve months. Gold shares have rallied relative to the bullion price since the low of 141 (XAU) in mid-2012 with a rise of 34% through the end of our fiscal year vs. a rise of 13% in the gold price.

Market sentiment on mining stocks relative to physical gold appears to be at a negative extreme comparable to the low of 2008. We believe that the negative issues raised by skeptics such as rising costs of mining, political risk, competition from ETFs, and poor capital allocation decisions by senior management are well known and already discounted in the current low valuations of mining stocks. This negative view will change, in our opinion, should gold trade at new highs over the coming twelve months. From a contrarian and from a valuation point of view, we believe gold mining stocks are poised to outperform the metal in the coming year. Should the bull market in gold resume in earnest, as we expect, gold and silver mining equities are well positioned to deliver satisfactory returns.

Our investment approach remains consistent with our practice of the past ten years. We have a strong research group consisting of five full time research professionals committed to extensive due diligence on all aspects of the business of mining for gold and silver. This includes extensive travel to remote locations to visit mine sites, local mine management, and in many cases, officials of host countries in order to assess political risk. Our low turnover is based on the idea that in order to capture value in excess of whatever return is provided by the gold price, we must identify those companies which in turn understand how best to create shareholder value through exploration for new ore bodies, and developing those assets through mine building activity into cash generators.

For the fiscal year, the top contributors to the Fund over this period included Franco-Nevada, Yamana Gold, and Primero Mining which appreciated 46.6%, 36.9%, and 163.4% respectively. Notable among these was the performance by Primero Mining, which received a favorable tax ruling. The Fund also had its fair share of disappointments, which included Turquoise Hill, International Tower Hill, and Alacer Gold which declined by 58.0%, 52.0% and 52.6% respectively. We continue to view these holdings as companies which fit well with our aforementioned investment approach.

Thank you for your continued support.

Sincerely,

John C. Hathaway	Douglas B. Groh
Portfolio Manager	Portfolio Manager

Annual Report	11

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2003, 2006, 2009, and 2010 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2012

	1 Year	3 Year	5 Year	10 Year
Tocqueville Gold Fund	-9.53%	15.03%	7.46%	19.24%
Philadelphia Stock Exchange Gold and Silver Index	-4.84%	7.72%	1.15%	12.79%
Standard & Poor’s 500 Stock Index	15.21%	13.21%	0.36%	6.91%

12	October 31, 2012

The Delafield Fund

Dear Fellow Shareholder,

For the twelve months ended October 31, 2012, the Fund returned 10.96%. This compares to a 15.21% increase in the Standard & Poor’s 500 Index (“S&P 500”) and an increase of 12.08% for the more representative Russell 2000 Index (“Russell 2000”), both on a total return basis. The Fund’s net asset value as of October 31, 2012 was $29.79 per share. The net asset value amounted to $1,346,273,436, of which 79.5% was invested in equities and the balance held in cash reserves.

Fiscal 2012, much like the prior fiscal year, was a tale of two halves. Equities experienced a strong recovery for almost the entire first half of the fiscal year. Investors responded enthusiastically to modest improvement in U.S. economic indicators and to solid corporate earnings. A pause in negative Eurozone related headlines during this period also seemed to calm investors’ nerves and helped drive the market’s upturn. Through the first six months of the fiscal year ending April 30, 2012, the Fund was up 16.25% versus total returns of 12.77% and 11.02% for the S&P 500 and Russell 2000, respectively.

In the second half of the fiscal year, investors took a decidedly less optimistic view of the domestic political and economic landscape, including the persistently high unemployment rate and the outcome of the Presidential election. The rapid approach of the January 2013 “fiscal cliff” and the possible repercussions also became more in focus. Outside the U.S., Europe continued to suffer, Chinese economic growth further decelerated, and rising nationalism and mounting religious intolerance contributed to global unease. The Fund declined 4.55% during the final six months of the fiscal year, while the S&P 500 managed a 2.16% gain and the Russell 2000 increased 0.95%, both on a total return basis.

While stock selection was generally favorable to our performance this year, several of our holdings experienced outsized declines on weak financial results, particularly in the information technology sector. In contrast, our consumer discretionary and energy holdings exhibited very strong performance during the year, but owing to their modest aggregate position size in the portfolio, they made only a small contribution. Our heavy exposure to the industrials and materials sectors benefited our return for the year as a whole, but negatively impacted our second half performance due to their more cyclical nature. Our large cash position was also a negative factor with respect to our performance, although we remain content to use the cash reserves as a hedge against volatility and as “dry powder” to allow us to seize upon attractive investment opportunities as we uncover them.

Eastman Chemical Company was the largest contributor to our performance during the year, with the shares showing steady gains on strong earnings and the smooth integration of the Solutia acquisition. In contrast, Checkpoint Systems, Inc. and Acco Brands Corp. were the largest detractors, negatively impacting our return by nearly 200 basis points in total. Both stocks fell on the heels of disappointing earnings.

We believe that our portfolio is generally composed of companies where managements are taking actions to position their businesses for a bright long-term future which could allow them to outperform expectations in a difficult environment. Additionally, virtually all of our holdings exhibit substantial free cash flow and strong or improving balance sheets. Due to the company specific nature of our investment approach, our performance is not likely to correlate closely to any of the market indices, nor can we control the volatility of market prices, which can sometimes gyrate significantly. However, we continue to expect that over time, the market will accurately reflect the true value of a business. Therefore, our focus remains on employing our long-standing strategy to protect your capital and to enhance its growth.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia
Portfolio Manager	Portfolio Manager

Annual Report	13

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/02. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee wiaviers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2012

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	10.96%	12.28%	3.61%	11.67%
Standard & Poor’s 500 Stock Index	15.21%	13.21%	0.36%	6.91%
Russell 2000 Total Return Index	12.08%	14.82%	1.19%	9.58%

14	October 31, 2012

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the twelve months ended October 31, 2012, the Fund returned 3.66% versus an increase of 13.00% for the Russell 2500 Index (“Russell 2500”) and 12.08% for the Russell 2000 Index (“Russell 2000”), each on a total return basis. The Fund’s net asset value as of October 31, 2012 was $11.35 per share. The net asset value amounted to $84,548,513, of which 89.3% was invested in equities and the balance held in cash reserves.

Fiscal 2012, much like the prior fiscal year, was a tale of two halves. Equities experienced a strong recovery for almost the entire first half of the fiscal year. Investors responded enthusiastically to modest improvement in U.S. economic indicators and to solid corporate earnings. A pause in negative Eurozone related headlines during this period also seemed to calm investors’ nerves and helped drive the market’s upturn. Through the first six months of the fiscal year ending April 30, 2012, the Fund was up 10.60% versus total returns of 12.03% and 11.02% for the Russell 2500 and Russell 2000, respectively.

In the second half of the fiscal year, investors took a decidedly less optimistic view of the domestic political and economic landscape, including the persistently high unemployment rate and the outcome of the Presidential election. The rapid approach of the January 2013 “fiscal cliff” and the possible repercussions also became more in focus. Outside the U.S., Europe continued to suffer, Chinese economic growth further decelerated, and rising nationalism and mounting religious intolerance contributed to global unease. The Fund declined 6.28% during the final six months of the fiscal year, while the Russell 2500 gained 0.87% and the Russell 2000 increased 0.95%, both on a total return basis.

Our performance during the year, particularly in the second half, was disappointing. Several of our investments suffered outsized declines, and owing to the relatively concentrated nature of the Fund, their impact on total performance was magnified. Summer Infant, Inc. was the most substantial detractor to our performance, representing about 400 basis points of negative return. During the year, the company struggled with issues related to its cost structure, an overly promotional sales environment and undisciplined pricing. We continue to own the stock because we believe that management will successfully navigate the company through these challenges and that the current valuation does not adequately reflect the potential operating margin and earnings power of the business. Our holdings in Checkpoint Systems, Inc. and Ferro Corporation were also substantial drags on our performance, negatively impacting our return by nearly 250 basis points in total. Both stocks fell on the heels of disappointing earnings, and we have exited our position in Ferro. In contrast, our heavy exposure to the industrials and materials sectors benefited our return for the year. Our position in Solutia Inc. was particularly beneficial, with the shares contributing nearly 200 basis points to performance after the announcement of a deal to be acquired by Eastman Chemical Company.

Despite our challenging 2012, we continue to believe that our portfolio is well positioned. In general, our investments have solid balance sheets, strong free cash flow and excellent management teams, which should position them to prosper over time.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Donald Wang
Portfolio Manager	Portfolio Manager	Portfolio Manager

Annual Report	15

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/02. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Russel 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2012

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	3.66%	12.24%	4.03%	11.97%
Russell 2500 Total Return Index	13.00%	15.95%	2.06%	10.39%
Russell 2000 Total Return Index	12.08%	14.82%	1.19%	9.58%

16	October 31, 2012

Expense Example—October 31, 2012 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2012-October 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report	17

Expense Example Tables (Unaudited)

The Tocqueville Fund	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 - October 31, 2012
Actual	$1,000.00	$1,014.30	$6.33
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34

The Tocqueville Opportunity Fund
Actual	$1,000.00	$929.80	$6.50
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.80

The Tocqueville International Value Fund
Actual	$1,000.00	$995.70	$7.88
Hypothetical (5% return before expenses)	1,000.00	1,017.24	7.96

The Tocqueville Gold Fund
Actual	$1,000.00	$1,075.80	$6.73
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.55

The Delafield Fund
Actual	$1,000.00	$954.50	$6.04
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.24

The Tocqueville Select Fund
Actual	$1,000.00	$937.20	$6.72
Hypothetical (5% return before expenses)	1,000.00	1,018.20	7.00

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25%, 1.34%, 1.57%, 1.29%, 1.23% and 1.38% for The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

18	October 31, 2012

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2012		2011	2010	2009	2008
Net asset value, beginning of year	$22.23		$21.53	$18.47	$16.39	$28.93

Operations:
Net investment income (1)	0.40		0.23	0.32	0.28	0.24
Net realized and unrealized gain (loss)	1.81		0.80	2.97	2.09	(10.56)

Total from investment operations (2)	2.21		1.03	3.29	2.37	(10.32)

Distributions to shareholders:
Dividends from net investment income	(0.33)		(0.33)	(0.23)	(0.29)	(0.19)
Distributions from net realized gains	—		—	—	—	(2.03)

Total distributions	(0.33)		(0.33)	(0.23)	(0.29)	(2.22)

Change in net asset value for the year	1.88		0.70	3.06	2.08	(12.54)

Net asset value, end of year	$24.11		$22.23	$21.53	$18.47	$16.39

Total Return	10.1%		4.8%	18.0%	14.8%	(38.5)%
Ratios/supplemental data
Net assets, end of year (000)	$366,025		$491,541	$489,670	$383,470	$328,609
Ratio to average net assets:
Expense (3)	1.26	%(4)	1.25%	1.25%	1.25%	1.25%
Net investment income (3)	1.33%		0.98%	1.66%	1.68%	0.94%
Portfolio turnover rate	17%		28%	23%	32%	51%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of $0.002, $0.002, $0.002, $0.004, and $0.009 per share for the fiscal years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.
(3)	Net of fees waived amounting to 0.03%, 0.01%, 0.01%, 0.08%, and 0.04% of average net assets for the fiscal years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.
(4)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	19

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.96	$13.20	$10.78	$9.77	$17.24

Operations:
Net investment income (loss) (1)	(0.11)	(0.13)	(0.12)	(0.11)	0.02
Net realized and unrealized gain (loss)	0.91	1.89	2.54	1.23	(5.67)

Total from investment operations (2)	0.80	1.76	2.42	1.12	(5.65)

Distributions to shareholders:
Dividends from net investment income	—	—	—	(0.01)	(0.12)
Distributions from net realized gains	—	—	—	(0.10)	(1.70)

Total distributions	—	—	—	(0.11)	(1.82)

Change in net asset value for the year	0.80	1.76	2.42	1.01	(7.47)

Net asset value, end of year	$15.76	$14.96	$13.20	$10.78	$9.77

Total Return	5.4%	13.3%	22.6%	11.7%	(36.2)%
Ratios/supplemental data
Net assets, end of year (000)	$65,455	$46,963	$32,863	$30,498	$36,429
Ratio to average net assets:
Expense	1.32%	1.36%	1.41%	1.41%	1.35%
Net investment income (loss)	(0.76)%	(1.04)%	(1.08)%	(0.97)%	0.12%
Portfolio turnover rate	77%	110%	104%	62%	169%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of $0.004, $0.001, and $0.005 for the fiscal years ended October 31, 2012, 2009, and 2008, respectively and less than $0.001 for the fiscal years ended October 31, 2011 and 2010.

The Accompanying Notes are an Integral Part of these Financial Statements.

20	October 31, 2012

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.00	$12.12	$10.48	$8.49	$16.48

Operations:
Net investment income (1)	0.17	0.11	0.11	0.10	0.13
Net realized and unrealized gain (loss)	(0.37)	(0.16)	1.65	2.59	(6.09)

Total from investment operations (2)	(0.20)	(0.05)	1.76	2.69	(5.96)

Distributions to shareholders:
Dividends from net investment income	(0.12)	(0.07)	(0.12)	(0.20)	(0.10)
Distributions from net realized gains	—	—	—	(0.50)	(1.93)

Total distributions	(0.12)	(0.07)	(0.12)	(0.70)	(2.03)

Change in net asset value for the year	(0.32)	(0.12)	1.64	1.99	(7.99)

Net asset value, end of year	$11.68	$12.00	$12.12	$10.48	$8.49

Total Return	(1.6)%	(0.5)%	17.0%	34.0%	(40.8)%
Ratios/supplemental data
Net assets, end of year (000)	$218,793	$199,848	$150,103	$131,613	$118,189
Ratio to average net assets:
Expense	1.56%	1.56%	1.56%	1.62%	1.56%
Net investment income	1.53%	0.99%	1.03%	0.96%	1.07%
Portfolio turnover rate	38%	30%	27%	27%	63%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of $0.001, $0.010, $0.002, $0.001, and $0.001 for the fiscal years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	21

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$81.97	$82.00	$49.71	$21.77	$64.36

Operations:
Net investment loss (1)	(0.35)	(0.67)	(0.58)	(0.45)	(0.57)
Net realized and unrealized gain (loss)	(7.47)	2.25	32.96	29.28	(33.24)

Total from investment operations (2)	(7.82)	1.58	32.38	28.83	(33.81)

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	(0.46)
Distributions from net realized gains	(1.33)	(1.61)	(0.09)	(0.89)	(8.32)

Total distributions	(1.33)	(1.61)	(0.09)	(0.89)	(8.78)

Change in net asset value for the year	(9.15)	(0.03)	32.29	27.94	(42.59)

Net asset value, end of year	$72.82	$81.97	$82.00	$49.71	$21.77

Total Return	(9.5)%	1.8%	65.2%	135.2%	(60.0)%
Ratios/supplemental data
Net assets, end of year (000)	$2,445,913	$2,647,078	$2,199,603	$937,492	$410,857
Ratio to average net assets:
Expense	1.28%	1.25%	1.34%	1.50%	1.43%
Net investment loss	(0.56)%	(0.86)%	(1.11)%	(1.25)%	(1.07)%
Portfolio turnover rate	11%	3%	9%	9%	28%

(1)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of $0.021, $0.102, $0.056, $0.025, and $0.027 for the fiscal years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	October 31, 2012

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Years Ended October 31,				January 1, 2009 through October 31, 2009		Years Ended December 31,
	2012	2011	2010				2008		2007
Net asset value, beginning of period	$27.21	$26.65	$21.35		$15.10		$24.33		$25.64

Operations:
Net investment income (loss) (1)	(0.04)	(0.08)	(0.00	)(3)	0.03		0.07		0.17
Net realized and unrealized gain (loss)	2.99	0.64	5.32		6.25		(9.23)		1.10

Total from investment operations (2)	2.95	0.56	5.32		6.28		(9.16)		1.27

Distributions to shareholders:
Dividends from net investment income	—	—	—		(0.03)		(0.07)		(0.16)
Distributions from net realized gains	(0.37)	—	—		—		(0.00	)(3)	(2.42)
Return of capital	—	—	(0.02)		(0.00	)(3)	(0.00	)(3)	—

Total distributions	(0.37)	—	(0.02)		(0.03)		(0.07)		(2.58)

Change in net asset value for the period	2.58	0.56	5.30		6.25		(9.23)		(1.31)

Net asset value, end of period	$29.79	$27.21	$26.65		$21.35		$15.10		$24.33

Total Return	11.0%	2.1%	25.0%		41.6	%(4)	(37.6)%		4.9%
Ratios/supplemental data
Net assets, end of period (000)	$1,346,273	$1,262,876	$933,674		$636,548		$404,860		$656,999
Ratio to average net assets:
Expense	1.23%	1.23%	1.27%		1.38	%(5)	1.34	%(6)	1.28	%(6)
Net investment income (loss)	(0.13)%	(0.30)%	(0.02)%		0.21	%(5)	0.35	%(6)	0.57	%(6)
Portfolio turnover rate	49%	38%	30%		46	%(4)	81%		61%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of $0.003, $0.006, and $0.006 for the fiscal years ended October 31, 2012, 2011, and 2010, $0.008 per share for the period ended October 31, 2009, less than $0.01 for the fiscal year ended December 31, 2008 and $0.01 for the fiscal year ended December 31, 2007.
(3)	Represents less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Net of fees waived amounting to 0.06% and 0.05% for the fiscal years ended December 31, 2008, and 2007, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	23

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Years Ended October 31,			January 1, 2009 through October 31, 2009		Period from September 2008 (3) through December 31, 2008
	2012	2011	2010
Net asset value, beginning of period	$11.06	$11.54	$8.46	$5.77		$8.74

Operations:
Net investment income (loss) (1)	(0.04)	(0.07)	(0.03)	(0.00	)(4)	0.01
Net realized and unrealized gain (loss)	0.44	0.12	3.12	2.70		(2.97)

Total from investment operations (2)	0.40	0.05	3.09	2.70		(2.96)

Distributions to shareholders:
Dividends from net investment income	—	—	(0.01)	(0.00	)(4)	(0.01)
Distributions from net realized gains	(0.11)	(0.53)	—	—		—
Return of capital	—	—	—	(0.01)		—

Total distributions	(0.11)	(0.53)	(0.01)	(0.01)		(0.01)

Change in net asset value for the period	0.29	(0.48)	3.08	2.69		(2.97)

Net asset value, end of period	$11.35	$11.06	$11.54	$8.46		$5.77

Total Return	3.7%	(0.1)%	36.6%	46.7	%(5)	(33.9	)%(5)
Ratios/supplemental data
Net assets, end of period (000)	$84,549	$71,554	$41,788	$24,681		$9,226
Ratio to average net assets:
Expense	1.37%	1.36%	1.38%	1.26	%(6)(7)	1.15	%(6)(7)
Net investment income (loss)	(0.36)%	(0.67)%	(0.43)%	(0.16	)%(6)(7)	0.29	%(6)(7)
Portfolio turnover rate	31%	28%	40%	24	%(5)	29	%(5)

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of $0.002, $0.008 and $0.007 for the fiscal years ended October 31, 2012, 2011, and 2010, respectively.
(3)	Inception of Fund.
(4)	Represents less than $0.01.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net of fees waived amounting to 0.77% and 2.32% for the fiscal periods ended October 31, 2009 and December 31, 2008, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	October 31, 2012

The Tocqueville Fund

Schedule of Investments as of October 31, 2012

Common Stocks—99.3%	Shares	Value
Automobiles & Components—2.3%
Ford Motor Co.	748,000	$8,347,680
Banks—0.9%
Mitsubishi UFJ Financial Group, Inc.—ADR	750,000	3,367,500
Capital Goods—7.4%
General Electric Co.	750,000	15,795,000
Illinois Tool Works, Inc.	100,000	6,133,000
The Boeing Co.	75,000	5,283,000
		27,211,000
Commercial & Professional Services—1.9%
Steelcase, Inc.	700,000	7,007,000
Couriers and Messengers—0.8%
FedEx Corp.	30,000	2,759,700
Credit Intermediation and Related Activities—0.3%
M&T Bank Corp.	11,000	1,145,100
Diversified Financials—2.8%
Lazard Ltd.(a)	100,000	2,946,000
The Bank of New York Mellon Corp.	300,000	7,413,000
		10,359,000
Educational Services—0.7%
DeVry, Inc.	100,000	2,626,000
Energy—13.1%
Cameco Corp.(a)	171,400	3,316,590
Chesapeake Energy Corp.	300,000	6,078,000
Endeavour International Corp.(b)	125,000	907,500
Energen Corp.	100,000	4,665,000
Exxon Mobil Corp.	150,000	13,675,500
Murphy Oil Corp.	150,000	9,000,000
Schlumberger Ltd.(a)	150,000	10,429,500
		48,072,090
Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	100,000	7,502,000
Food, Beverage & Tobacco—5.1%
Campbell Soup Co.	225,000	7,935,750
PepsiCo, Inc.	50,000	3,462,000
The Coca-Cola Co.	200,000	7,436,000
		18,833,750
Household & Personal Products—4.3%
Colgate-Palmolive Co.	50,000	5,248,000
The Procter & Gamble Co.	150,000	10,386,000
		15,634,000
Common Stocks (continued)	Shares	Value
Insurance—4.7%
Aflac, Inc.	171,500	$8,537,270
Fidelity National Financial, Inc.	200,000	4,282,000
XL Group PLC(a)	171,000	4,230,540
		17,049,810
Materials—10.0%
BHP Billiton Ltd.—ADR	63,900	4,520,286
Cliffs Natural Resources, Inc.	75,000	2,720,250
EI du Pont de Nemours & Co.	250,000	11,130,000
Newmont Mining Corp.	250,000	13,637,500
Sonoco Products Co.	150,000	4,669,500
		36,677,536
Pharmaceuticals, Biotechnology & Life Sciences—9.9%
Alkermes PLC(a)(b)	250,000	4,632,500
Isis Pharmaceuticals, Inc.(b)	200,000	1,730,000
Johnson & Johnson	150,000	10,623,000
Merck & Co., Inc.	150,000	6,844,500
Pfizer, Inc.	500,000	12,435,000
		36,265,000
Real Estate—3.0%
Weyerhaeuser Co.	400,000	11,076,000
Retailing—1.3%
Lowe’s Companies, Inc.	150,000	4,857,000
Semiconductors & Semiconductor Equipment—4.4%
Applied Materials, Inc.	700,000	7,420,000
Intel Corp.	400,000	8,650,000
		16,070,000
Software & Services—12.2%
Adobe Systems, Inc.(b)	150,000	5,100,000
Automatic Data Processing, Inc.	100,000	5,779,000
Google, Inc.(b)	15,000	10,196,550
Mastercard, Inc.	20,000	9,218,600
Microsoft Corp.	500,000	14,267,500
		44,561,650
Technology Hardware & Equipment—7.2%
Bio-key International, Inc.(b)(c)(d)(e)	47,090	—
Cisco Systems, Inc.	420,000	7,198,800
EMC Corp.(b)	125,000	3,052,500
Hitachi Ltd.—ADR	150,000	7,869,000
Plexus Corp.(b)	125,000	3,363,750
Xerox Corp.	750,000	4,830,000
		26,314,050
Telecommunication Services—1.5%
Verizon Communications, Inc.	125,000	5,580,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	25

The Tocqueville Fund

Schedule of Investments as of October 31, 2012

Common Stocks (continued)	Shares	Value
Utilities—3.4%
NextEra Energy, Inc.	175,000	$12,260,500
Total Common Stocks (Cost $312,428,387)		363,576,366
Warrant—0.0%
Technology Hardware & Equipment—0.0%
EMCORE Corp.
Expiration: 02/19/13, Exercise Price: $60.24(b)(c)(d)(e)	9,844	—
Total Warrant (Cost $0)		—
Short-Term Investments—0.5%	Principal Amount
Repurchase Agreement—0.5%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 10/31/2012, due 11/01/2012, collateralized by: Freddie Mac Conventional 15 Year Fixed (Pool #E99837) valued at $62,234. Repurchase proceeds of $60,975. Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #254919) valued at $1,868,550. Repurchase proceeds of $1,832,026.	$1,893,000	1,893,000
Total Short-Term Investments (Cost $1,893,000)		1,893,000
Total Investments (Cost $314,321,387)—99.8%		365,469,366
Other Assets in Excess of Liabilities—0.2%		555,222
Total Net Assets—100.0%		$366,024,588

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Australia 1.2%; Bermuda 0.8%; Canada 0.9%; Ireland 2.4%; Japan 3.1%; Netherlands Antilles 2.8%;
(b)	Non-income producing security.
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2012 was $0 which represented 0.0% of net assets.
(d)	Fair valued security.The aggregate value of fair valued securities as of October 31, 2012 was $0 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

26	October 31, 2012

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2012

Common Stocks—99.8%	Shares	Value
Automobiles & Components—0.7%
BorgWarner, Inc.(a)	4,200	$276,444
The Goodyear Tire & Rubber Co.(a)	17,000	193,970
		470,414
Banks—3.5%
BankUnited, Inc.	19,000	450,490
Pinnacle Financial Partners, Inc.(a)	34,000	664,700
SCBT Financial Corp.	6,900	273,792
Signature Bank(a)	9,900	705,276
Texas Capital Bancshares, Inc.(a)	3,800	180,386
		2,274,644
Capital Goods—7.6%
Acuity Brands, Inc.	4,200	271,740
AMETEK, Inc.	13,950	495,922
AO Smith Corp.	11,700	711,009
B/E Aerospace, Inc.(a)	6,000	270,540
Beacon Roofing Supply, Inc.(a)	6,000	194,040
Hexcel Corp.(a)	8,000	204,480
Hubbell, Inc.	3,700	309,764
Lincoln Electric Holdings, Inc.	3,600	156,132
RBC Bearings, Inc.(a)	5,500	273,130
TransDigm Group, Inc.	3,600	479,556
Triumph Group, Inc.	2,200	143,924
Valmont Industries, Inc.	2,500	337,750
WABCO Holdings, Inc.(a)	7,200	421,704
Wabtec Corp.	5,000	409,500
Watsco, Inc.	4,200	287,070
		4,966,261
Commercial & Professional Services—2.9%
Clean Harbors, Inc.(a)	5,300	309,255
Equifax, Inc.	7,500	375,300
Multi-Color Corp.	10,000	227,200
Portfolio Recovery Associates, Inc.(a)	8,300	868,595
Republic Services, Inc.	5,200	147,420
		1,927,770
Consumer Durables & Apparel—6.2%
Fossil, Inc.(a)	3,800	330,980
Hanesbrands, Inc.(a)	12,600	421,722
Hermes International(b)	1,400	382,154
Lululemon Athletica, Inc.(a)	9,900	683,199
Michael Kors Holdings Ltd.(a)(b)	6,300	344,547
Polaris Industries, Inc.	4,300	363,350
Prada SpA(b)	59,500	485,210
Ralph Lauren Corp.	4,100	630,129
Tupperware Brands Corp.	3,200	189,120
Under Armour, Inc.(a)	4,300	224,718
		4,055,129
Consumer Services—4.5%
BJ’s Restaurants, Inc.(a)	5,100	168,555
Buffalo Wild Wings, Inc.(a)	1,600	121,520
Chipotle Mexican Grill, Inc.(a)	1,400	356,342
Common Stocks (continued)	Shares	Value
Domino’s Pizza, Inc.	6,800	$276,216
Dunkin’ Brands Group, Inc.	13,500	418,500
Panera Bread Co.(a)	2,900	489,056
Sotheby’s	4,400	136,972
Starbucks Corp.	6,400	293,760
Starwood Hotels & Resorts Worldwide, Inc.	3,100	160,735
Wyndham Worldwide Corp.	4,000	201,600
Wynn Resorts Ltd.	2,700	326,862
		2,950,118
Diversified Financials—3.4%
Blackstone Group LP	28,000	430,080
KKR & Co. LP	28,000	421,400
Lazard Ltd.(b)	4,200	123,732
MSCI, Inc.(a)	7,000	188,580
T. Rowe Price Group, Inc.	10,500	681,870
The Charles Schwab Corp.	28,500	387,030
		2,232,692
Energy—6.4%
Approach Resources, Inc.(a)	6,800	167,484
BPZ Resources, Inc.(a)	74,700	215,136
Cameron International Corp.(a)	3,700	187,368
Continental Resources, Inc.(a)	2,300	165,278
Core Laboratories NV(b)	7,100	735,986
Dresser-Rand Group, Inc.(a)	5,200	267,956
Dril-Quip, Inc.(a)	3,400	235,484
Energy XXI Bermuda Ltd.(b)	3,100	102,610
EOG Resources, Inc.	1,800	209,682
FMC Technologies, Inc.(a)	5,800	237,220
Halcon Resources Corp.(a)	20,000	129,400
Oasis Petroleum, Inc.(a)	4,100	120,417
Oceaneering International, Inc.	8,300	434,339
Oil States International, Inc.(a)	3,100	226,610
Pioneer Natural Resources Co.	2,300	242,995
Rosetta Resources, Inc.(a)	6,000	276,240
SM Energy Co.	4,200	226,464
		4,180,669
Food & Staples Retailing—1.2%
The Fresh Market, Inc.(a)	13,400	759,914
Food, Beverage & Tobacco—3.1%
Constellation Brands, Inc.(a)	9,400	332,196
Mead Johnson Nutrition Co.	4,500	277,470
Monster Beverage Corp.(a)	9,500	424,365
The Boston Beer Co., Inc.(a)	1,700	182,886
The Hain Celestial Group, Inc.(a)	14,500	838,100
		2,055,017
Health Care Equipment & Services—4.3%
Align Technology, Inc.(a)	3,400	90,372
athenahealth, Inc.(a)	2,100	135,009
Cerus Corp.(a)	32,200	100,142
DexCom, Inc.(a)	22,500	294,750

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	27

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2012

Common Stocks (continued)	Shares	Value
HeartWare International, Inc.(a)	6,100	$512,278
HMS Holdings Corp.(a)	5,700	131,613
Hologic, Inc.(a)	8,900	183,518
IDEXX Laboratories, Inc.(a)	4,100	394,420
Insulet Corp.(a)	9,500	201,495
MWI Veterinary Supply, Inc.(a)	2,300	241,546
Sirona Dental Systems, Inc.(a)	4,500	257,670
Tornier NV(a)(b)	11,700	200,070
Vanguard Health Systems, Inc.(a)	8,900	86,152
		2,829,035
Household & Personal Products—1.4%
Church & Dwight Co., Inc.	4,500	228,420
Herbalife Ltd.(b)	14,000	718,900
		947,320
Materials—5.3%
Airgas, Inc.	3,700	329,189
Albemarle Corp.	4,000	220,440
Allied Nevada Gold Corp.(a)	5,500	203,060
Aptargroup, Inc.	3,800	194,864
Crown Holdings, Inc.(a)	5,600	214,200
Ecolab, Inc.	7,600	528,960
HB Fuller Co.	3,400	103,360
Owens-Illinois, Inc.(a)	14,100	274,809
Royal Gold, Inc.	3,800	334,704
Schweitzer-Mauduit International, Inc.	7,000	245,210
Silgan Holdings, Inc.	8,000	346,480
WR Grace & Co.(a)	7,000	449,120
		3,444,396
Media—0.4%
Morningstar, Inc.	4,200	264,516
Pharmaceuticals, Biotechnology & Life Sciences—14.9%
Achillion Pharmaceuticals, Inc.(a)	49,000	462,560
Alexion Pharmaceuticals, Inc.(a)	10,700	967,066
Algeta ASA(a)(b)	10,500	282,699
Alkermes PLC(a)(b)	9,600	177,888
Alnylam Pharmaceuticals, Inc.(a)	17,100	276,507
Auxilium Pharmaceuticals, Inc.(a)	10,200	208,896
BioMarin Pharmaceutical, Inc.(a)	11,800	437,072
Cepheid, Inc.(a)	10,500	318,255
Clovis Oncology, Inc.(a)	15,500	334,335
Cubist Pharmaceuticals, Inc.(a)	6,200	265,980
Endo Health Solutions, Inc.(a)	4,500	128,970
Endocyte, Inc.(a)	19,400	185,658
Exact Sciences Corp.(a)	10,900	103,114
Forest Laboratories, Inc.(a)	5,900	198,889
Genomic Health, Inc.(a)	6,000	187,500
Incyte Corp., Ltd.(a)	27,500	438,900
Medivation, Inc.(a)	10,000	511,200
NPS Pharmaceuticals, Inc.(a)	23,200	214,368
Onyx Pharmaceuticals, Inc.(a)	6,900	540,684
Pharmacyclics, Inc.(a)	12,800	781,696
Common Stocks (continued)	Shares	Value
Pluristem Therapeutics, Inc.(a)	36,700	$132,487
Raptor Pharmaceutical Corp.(a)	22,000	102,300
Regeneron Pharmaceuticals, Inc.(a)	4,700	668,810
Salix Pharmaceuticals, Inc.(a)	6,600	257,664
Sarepta Therapeutics, Inc.(a)	4,300	91,633
Seattle Genetics, Inc.(a)	16,500	415,140
Synageva BioPharma Corp.(a)	6,600	279,048
Threshold Pharmaceuticals, Inc.(a)	23,300	95,763
United Therapeutics Corp.(a)	6,600	301,422
Valeant Pharmaceuticals International, Inc.(a)(b)	6,500	363,545
		9,730,049
Retailing—9.6%
Abercrombie & Fitch Co.	5,700	174,306
American Eagle Outfitters, Inc.	19,200	400,704
GNC Holdings, Inc.	16,700	645,789
LKQ Corp.(a)	17,000	355,130
L’Occitane International SA(b)	115,500	359,911
PetSmart, Inc.	9,400	624,066
priceline.com, Inc.(a)	1,800	1,032,786
Sally Beauty Holdings, Inc.(a)	8,000	192,640
Tiffany & Co.	4,000	252,880
Tractor Supply Co.	14,600	1,405,104
Ulta Salon Cosmetics & Fragrance, Inc.	5,900	544,098
Urban Outfitters, Inc.(a)	7,700	275,352
		6,262,766
Semiconductors & Semiconductor Equipment—1.9%
Broadcom Corp.	5,000	157,675
Cavium, Inc.(a)	8,800	291,984
Cirrus Logic, Inc.(a)	11,000	448,360
Skyworks Solutions, Inc.(a)	15,300	358,020
		1,256,039
Software & Services—16.7%
Alliance Data Systems Corp.(a)	2,700	386,235
ANSYS, Inc.(a)	7,300	517,424
Aspen Technology, Inc.(a)	11,700	289,926
CommVault Systems, Inc.(a)	4,700	293,609
Concur Technologies, Inc.(a)	6,500	430,495
Ebix, Inc.	6,300	137,277
Equinix, Inc.(a)	1,000	180,410
Facebook, Inc.(a)(c)(d)(e)	30,000	620,634
Facebook, Inc.(a)	1,500	31,673
FactSet Research Systems, Inc.	2,800	253,540
Fortinet, Inc.(a)	9,500	184,015
Gartner, Inc.(a)	5,200	241,332
Google, Inc.(a)	700	475,839
Informatica Corp.(a)	8,300	225,262
LinkedIn Corp.(a)	8,900	951,677
Manhattan Associates, Inc.(a)	6,500	390,000
MICROS Systems, Inc.(a)	7,800	354,042
NetSuite, Inc.(a)	9,100	577,941

The Accompanying Footnotes are an Integral Part of these Financial Statements.

28	October 31, 2012

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2012

Common Stocks (continued)	Shares	Value
Nuance Communications, Inc.(a)	16,100	$358,386
Parametric Technology Corp.(a)	10,900	219,962
Rackspace Hosting, Inc.(a)	6,000	382,140
Red Hat, Inc.(a)	5,800	285,186
Salesforce.com, Inc.(a)	6,050	883,179
SolarWinds, Inc.(a)	9,200	465,428
Solera Holdings, Inc.	5,900	276,179
Sourcefire, Inc.(a)	1,600	68,464
Tangoe, Inc.(a)	13,500	174,420
Teradata Corp.(a)	3,000	204,930
TIBCO Software, Inc.(a)	13,000	327,730
Ultimate Software Group, Inc.(a)	4,600	466,256
VMware, Inc.(a)	3,400	288,218
		10,941,809
Technology Hardware & Equipment—4.3%
Apple, Inc.	3,700	2,201,870
F5 Networks, Inc.(a)	2,500	206,200
Fusion-IO, Inc.(a)	15,000	354,000
Riverbed Technology, Inc.(a)	4,200	77,574
		2,839,644
Transportation—1.5%
Genesee & Wyoming, Inc.(a)	2,900	210,163
Kansas City Southern	6,600	531,036
Kirby Corp.(a)	4,100	235,668
		976,867
Total Common Stocks (Cost $57,069,367)		65,365,069
Short-Term Investments—0.2%	Principal Amount	Value
Repurchase Agreement—0.2%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 10/31/2012, due 11/01/2012, collateralized by: Freddie Mac Conventional 15 Year Fixed (Pool #E99837) valued at $98,428. Repurchase proceeds of $96,359. Freddie Mac 30 Year Variable (Pool #3447) valued at $9,833. Repurchase proceeds of $9,641.	$106,000	$106,000
Total Repurchase Agreement (Cost $106,000)		106,000
Total Investments (Cost $57,175,367)—100.0%		65,471,069
Liabilities in Excess of Other Assets—0.0%		(16,459)
Total Net Assets—100.0%		$65,454,610

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Bermuda 0.3%; Canada 0.6%; Cayman Islands 1.1%; France 0.6%; Ireland 0.3%; Italy 0.7%; Luxembourg 0.5%; Netherlands 1.4%; Norway 0.4%; Virgin Islands 0.5%;
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2012 was $620,634 which represented 0.9% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities as of October 31, 2012 was $620,634 which represented 0.9% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	29

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2012

Common Stocks—92.3%	Shares	Value
Australia—1.0%
BHP Billiton Ltd.—ADR	30,000	$2,122,200
Belgium—3.4%
Groupe Bruxelles Lambert SA	50,000	3,691,414
NV Bekaert SA	100,000	2,729,677
Umicore SA	21,000	1,077,736
		7,498,827
Bermuda—1.6%
Guoco Group Ltd.	385,000	3,556,880
Brazil—0.8%
Itau Unibanco Holding SA	115,500	1,683,990
Canada—1.3%
IAMGOLD Corp.	182,000	2,837,380
France—12.9%
Bollore SA	20,000	5,927,260
Cie de St-Gobain	123,000	4,334,781
Eutelsat Communica SA	44,200	1,415,051
Haulotte Group SA(a)	182,500	1,125,959
IPSOS	37,000	1,300,122
Metropole Television SA	280,000	3,903,204
Nexans SA	30,100	1,281,021
Sanofi	52,740	4,636,078
Vivendi SA	208,759	4,271,128
		28,194,604
Germany—6.3%
Deutsche Telekom AG	56,500	645,101
Infineon Technologies AG	530,600	3,610,600
Kloeckner & Co. SE(a)	174,700	1,582,336
Siemens AG—ADR	50,000	5,045,500
Wacker Neuson SE	220,000	2,996,941
		13,880,478
Hong Kong—4.0%
Chow Tai Fook Jewellery Group Ltd.	1,600,000	1,973,665
Clear Media Ltd.	3,813,000	1,967,987
Television Broadcasts Ltd.	656,500	4,891,952
		8,833,604
Indonesia—0.8%
Timah Persero Tbk PT	12,195,000	1,815,601
Ireland—4.0%
CRH PLC	186,323	3,467,957
DCC PLC	180,900	5,220,524
		8,688,481
Italy—1.4%
Sogefi SpA	1,250,000	2,997,330
Common Stocks (continued)	Shares	Value
Japan—27.1%
Asahi Kasei Corp.	645,000	$3,546,975
Asics Corp.	349,800	5,078,519
Bridgestone Corp.	166,700	3,881,940
Canon, Inc.—ADR	141,000	4,533,150
Disco Corp.	85,900	4,234,204
Hitachi Ltd.	1,040,000	5,510,710
Horiba Ltd.	112,300	3,059,658
Hoya Corp.	212,000	4,291,520
Kyoto Kimono Yuzen Co., Ltd.	300,700	3,634,918
Makita Corp.	131,500	5,197,075
MISUMI Group, Inc.	141,500	3,472,360
Omron Corp.	212,200	4,226,456
SMC Corp.	28,300	4,459,652
Takata Corp.	225,900	4,125,795
		59,252,932
Luxembourg—1.1%
SAF-Holland SA(a)	388,500	2,517,757
Netherlands—4.7%
Akzo Nobel NV	77,000	4,188,732
Unilever NV—ADR	165,000	6,053,850
		10,242,582
Norway—5.1%
Orkla ASA	720,000	5,695,543
Statoil ASA—ADR	225,000	5,523,750
		11,219,293
Singapore—1.9%
Singapore Post Ltd.	4,345,000	4,060,748
Switzerland—4.8%
Nestle SA	85,000	5,394,073
Novartis AG—ADR	85,000	5,139,100
		10,533,173
United Kingdom—4.0%
Halfords Group PLC	588,700	3,283,275
HSBC Holdings PLC—ADR	50,000	2,468,000
Vodafone Group PLC—ADR	109,500	2,980,590
		8,731,865
United States—6.1%
Aflac, Inc.	98,000	4,878,440
Freeport-McMoRan Copper & Gold, Inc.	89,900	3,495,312
Newmont Mining Corp.	90,000	4,909,500
		13,283,252
Total Common Stocks (Cost $193,406,978)		201,950,977

The Accompanying Footnotes are an Integral Part of these Financial Statements.

30	October 31, 2012

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2012

Short-Term Investments—5.6%	Shares	Value
Money Market Fund—0.7%
AIM STIT-Treasury Portfolio, 0.02%(b)	1,555,411	$1,555,411
Repurchase Agreement—4.9%	Principal Amount
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 10/31/2012, due 11/01/2012, collateralized by: Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #555611) valued at $6,722,490. Repurchase proceeds of $6,591,135. Fannie Mae 30 Year Variable (Pool #2008-48) valued at $2,584,151. Repurchase proceeds of $2,533,492. Fannie Mae Conventional Level Pay 30 Year Fixed (Pool #695167) valued at $1,650,797. Repurchase proceeds of $1,618,377.	$10,743,000	10,743,000
Total Short-Term Investments (Cost $12,298,411)		12,298,411
Total Investments (Cost $205,705,389)—97.9%		214,249,388
Other Assets in Excess of Liabilities—2.1%		4,543,156
Total Net Assets—100.0%		$218,792,544

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Variable rate security. The rate listed is as of October 31, 2012.

Schedule of Open Forward Currency Contracts

October 31, 2012

Counterparty of Contract	Forward Expiration Date	Currency to be Received	Currency to be delivered	Amount of Currency to be Delivered	Amount of Currency to be Received	Unrealized Appreciation
U.S. Bank N.A.	11/9/2012	U.S. Dollars	Euro	12,000,000	15,641,400	$86,391
U.S. Bank N.A.	11/9/2012	U.S. Dollars	Yen	500,000,000	6,358,087	94,340

						$180,731

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	31

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2012

Common Stocks—89.0%	Shares	Value
Gold Related Securities—79.9%
Australia—0.2%
St. Barbara Ltd.(a)	2,697,333	$5,305,963
Canada—59.5%
Agnico Eagle Mines Ltd.	893,000	50,445,570
Agnico Eagle Mines Ltd.(b)	210,837	11,903,978
Alacer Gold Corp.(a)	4,626,800	25,386,597
Alamos Gold, Inc.	2,546,400	50,164,080
Atac Resources Ltd.(a)(c)(d)(e)(f)	702,000	1,515,406
Atac Resources Ltd.(a)(c)	10,261,700	22,603,996
B2Gold Corp.(a)	10,267,100	42,464,726
Banro Corp.(a)	8,383,000	39,064,780
Barisan Gold Corp.(a)	877,100	131,730
Barrick Gold Corp.	303,500	12,291,750
Blue Gold Mining, Inc.(a)(c)	4,000,000	2,202,753
Brazilian Gold Corp.(a)	4,285,800	793,865
Corvus Gold, Inc.(a)(c)	2,079,901	3,431,837
Corvus Gold, Inc.(a)(b)(c)	1,500,000	2,463,079
Dalradian Resources, Inc.(a)	1,250,000	1,952,441
Detour Gold Corp.(a)	2,669,900	75,225,017
East Asia Minerals Corp.(a)(c)	10,544,400	2,269,883
Eldorado Gold Corp.	8,324,885	123,374,796
Eldorado Gold Corp.(b)	1,000,000	14,778,473
Franco-Nevada Corp.	1,399,300	80,574,461
GoGold Resources, Inc.	8,100,000	12,084,105
Goldcorp, Inc.	718,050	32,477,402
Goldcorp, Inc.(b)	2,138,010	96,651,966
IAMGOLD Corp.	3,816,796	59,503,850
International Tower Hill Mines Ltd.(a)(c)	5,738,836	13,945,372
International Tower Hill Mines Ltd.(a)(b)(c)	5,666,667	13,730,497
International Tower Hill Mines Ltd.(a)(b)(c)(d)(e)(f)	1,923,077	4,566,478
Kinross Gold Corp.	3,382,600	33,792,174
New Gold, Inc.(a)	5,440,240	63,814,015
Novagold Resources, Inc.(a)	3,240,500	15,878,450
Orezone Gold Corp.(a)	2,145,462	4,119,287
Osisko Mining Corp.(a)	9,934,500	97,579,419
Pan American Silver Corp.	2,248,098	49,458,156
Premier Gold Mines Ltd.(a)	986,000	5,538,383
Primero Mining Corp.(a)(c)	4,840,700	35,914,480
Regulus Resources, Inc.(a)	2,609,000	1,005,722
Rockhaven Resources Ltd.(a)(c)	5,000,000	1,226,533
Romarco Minerals, Inc.(a)	16,887,800	16,124,471
Rubicon Minerals Corp.(a)	100,000	354,443
SEMAFO, Inc.	8,926,200	34,008,822
Silver Wheaton Corp.	2,714,875	109,952,438
Strategic Metals Ltd.(a)(c)	10,926,900	8,971,272
Sunward Resources Ltd.(a)	660,800	827,034
Common Stocks (continued)	Shares	Value
Torex Gold Resources, Inc.(a)(c)	25,250,600	$52,586,981
Turquoise Hill Resources Ltd.(a)	4,880,132	38,504,242
Wesdome Gold Mines Ltd.(a)	1,469,700	1,383,247
Yamana Gold, Inc.	4,317,500	87,256,675
		1,454,295,132
Peru—1.4%
Cia de Minas Buenaventura SA—ADR	978,600	34,994,736
South Africa—2.1%
AngloGold Ashanti Ltd.—ADR	487,000	16,548,260
Gold Fields Ltd.—ADR	2,641,950	33,050,795
Gold Fields Ltd.(b)	166,249	2,052,552
Harmony Gold Mining Co., Ltd.	1	8
Witwatersrand Consolidated Gold Resources Ltd.(a)	206,813	429,337
		52,080,952
United Kingdom—3.9%
Randgold Resources Ltd.—ADR	802,100	95,923,139
United States—12.8%
Allied Nevada Gold Corp.(a)	1,466,048	54,126,492
Electrum Ltd.(a)(d)(e)(f)	2,127,287	5,530,946
Gold Resource Corp.(c)	3,655,997	61,128,270
Newmont Mining Corp.	1,777,800	96,978,990
Royal Gold, Inc.	1,083,165	95,405,173
		313,169,871
Total Gold Related Securities		1,955,769,793
Other Precious Metals Related Securities—7.9%
Canada—7.2%
Bear Creek Mining Corp.(a)(c)	6,061,800	21,485,629
Ivanplats Ltd.—Class A(a)	7,147,300	33,204,978
Ivanplats Ltd.—Class B(a)(d)(e)(f)	5,775,415	25,489,892
MAG Silver Corp.(a)	1,218,000	15,590,400
Scorpio Mining Corp.(a)(c)	25,668,419	27,208,524
Scorpio Mining Corp.(a)(b)(c)	522,400	549,207
Silver Range Resources Ltd.(a)(c)	3,450,000	967,209
Tahoe Resources, Inc.(a)	2,474,100	50,435,720
		174,931,559
United States—0.7%
Sunshine Mining & Refining(a)(c)(d)(e)(f)	1,633,545	17,560,609
Total Other Precious Metals Related Securities		192,492,168
Other Securities—1.2%
Australia—0.2%
Ivanhoe Australia Ltd.(a)	6,464,000	5,871,239

The Accompanying Footnotes are an Integral Part of these Financial Statements.

32	October 31, 2012

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2012

Common Stocks (continued)	Shares	Value
United Kingdom—0.5%
Copper Development Corp.(a)	12,512,000	$605,742
West African Minerals Corp.(a)	10,000,000	11,215,647
		11,821,389
United States—0.5%
Gold Bullion International LLC(a)(c)(d)(e)(f)	5,000,000	5,837,000
GoviEx Uranium Inc.(a)(d)(e)(f)	1,750,000	5,250,000
I-Pulse, Inc.(a)(d)(e)(f)	74,532	237,757
		11,324,757
Total Other Securities		29,017,385
Total Common Stocks (Cost $1,578,838,361)		2,177,279,346

Closed-End Mutual Fund—0.8%
Gold Related Securities—0.8%
Canada—0.8%
Sprott Physical Gold Trust(a)	1,400,000	20,622,000
Total Closed End Mutual Fund (Cost $14,500,000)		20,622,000

Private Fund—1.0%
Gold Related Securities—1.0%
United States—1.0%
Eidesis Special Opportunities II LP(a)(c)(d)(e)(f)	25,000	23,716,245
Total Private Fund (Cost $25,000,000)		23,716,245

	Ounces
Gold Bullion—7.0%
Gold Bullion(a)	98,735	169,888,061
Total Gold Bullion (Cost $45,768,674)		169,888,061
Warrants—0.3%	Shares
Gold Related Securities—0.3%
Canada—0.3%
Atac Resources Ltd. Expiration: 01/05/2013, Exercise Price: CAD $4.50(a)(c)(d)(e)(f)	351,000	35
Blue Gold Mining, Inc. Expiration: 09/20/2013, Exercise Price: CAD $1.50(a)(c)(d)(e)(f)	2,000,000	41,652
Warrants (continued)	Shares	Value
East Asia Minerals Corp. Expiration: 12/15/2013, Exercise Price: CAD $0.78(a)(c)(d)(e)(f)	6,500,000	$225,832
GoGold Resources, Inc. Expiration: 01/24/2015, Exercise Price: CAD $1.50(a)(d)(e)(f)	4,050,000	2,698,648
Kinross Gold Corp. Expiration: 09/03/2013, Exercise Price: CAD $32.00(a)	108,032	23,797
Pan American Silver Corp. Expiration: 01/04/2015, Exercise Price: CAD $35.00(a)(d)(e)(f)	133,333	349,970
Primero Mining Corp. Expiration: 07/20/2015, Exercise Price: CAD $8.00(a)(c)	1,848,400	3,257,256
Regulus Resources, Inc. Expiration: 03/06/2014, Exercise Price: CAD $1.60(a)(d)(e)(f)	1,304,500	96,393
Cayman Islands—0.0%
Endeavour Mining Corp. Expiration: 01/30/2014, Exercise Price: CAD $2.50(a)	1,000,000	475,594
Total Gold Related Securities		7,169,177
Other Precious Metals Related Securities—0.0%
Canada—0.0%
Silver Range Resources Ltd.
Expiration: 02/10/2013, Exercise Price: CAD $0.85(a)(c)	1,725,000	8,636
Total Other Precious Metals Related Securities		8,636
Total Warrants (Cost $1,314,862)		7,177,813

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	33

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2012

Short-Term Investments—2.2%	Principal Amount	Value
Repurchase Agreement—2.2%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 10/31/2012, due 11/01/2012, collateralized by: Freddie Mac Giant Multilender Conventional 15 Year Fixed (Pool #G11649) valued at $16,831,490. Repurchase proceeds of $16,501,365. Freddie Mac Giant Conventional 30 Year Fixed (Pool #A87842) valued at $37,880,811. Repurchase proceeds of $37,140,650.	$53,642,000	$53,642,000
Total Short-Term Investments (Cost $53,642,000)		53,642,000
Total Investments (Cost $1,719,063,897)—100.3%		2,452,325,465
Liabilities in Excess of Other Assets—(0.3)%		(6,412,655)
Total Net Assets—100.0%		$2,445,912,810

Percentages are stated as a percent of net assets.

ADR—American Depository Reciept

(a)	Non-income producing security.
(b)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(c)	Affiliated company. See Footnote 8.
(d)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securites at October 31, 2012 was $93,116,863, which represented 3.8% of net assets.
(e)	Fair valued security.The aggregate value of fair valued securities as of October 31, 2012 was $93,116,863, which represented 3.8% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	October 31, 2012

The Delafield Fund

Schedule of Investments as of October 31, 2012

Common Stocks—79.0%	Shares	Value
Aerospace & Defense—2.4%
Honeywell International, Inc.	525,000	$32,151,000
Building Products—0.7%
Griffon Corp.	965,900	9,803,885
Capital Markets—1.1%
The Bank of New York Mellon Corp.	600,000	14,826,000
Chemicals—15.3%
Ashland, Inc.	425,000	30,238,750
Celanese Corp.	665,000	25,263,350
Chemtura Corp.(a)	1,350,000	21,505,500
Eastman Chemical Co.	800,000	47,392,000
Ferro Corp.(a)	1,600,000	4,208,000
HB Fuller Co.	525,000	15,960,000
Minerals Technologies, Inc.	325,000	23,289,500
OM Group, Inc.(a)	375,000	7,586,250
PolyOne Corp.	1,575,000	29,814,750
		205,258,100
Commercial Banks—0.7%
Hancock Holding Co.	310,000	9,792,900
Commercial Services & Supplies—4.0%
ACCO Brands Corp.(a)	2,800,000	20,272,000
Avery Dennison Corp.	825,000	26,713,500
Tyco International Ltd.(b)	250,000	6,717,500
		53,703,000
Communications Equipment—1.3%
Harris Corp.	375,000	17,167,500
Computers & Peripherals—0.9%
Hewlett-Packard Co.	550,000	7,617,500
Intermec, Inc.(a)	622,700	4,221,906
		11,839,406
Construction & Engineering—1.1%
Aegion Corp.(a)	800,000	14,776,000
Containers & Packaging—4.6%
Owens-Illinois, Inc.(a)	1,100,000	21,439,000
Sealed Air Corp.	1,750,000	28,385,000
Sonoco Products Co.	400,000	12,452,000
		62,276,000
Electrical Equipment—3.4%
Acuity Brands, Inc.	300,000	19,410,000
Brady Corp.	400,000	12,304,000
Hubbell, Inc.	165,000	13,813,800
		45,527,800
Electronic Equipment, Instruments & Components—6.0%
Checkpoint Systems, Inc.(a)(c)	2,250,000	18,270,000
Flextronics International Ltd.(a)(b)	4,000,000	23,080,000
Ingram Micro, Inc.(a)	1,000,000	15,200,000
Common Stocks (continued)	Shares	Value
Kemet Corp.(a)(c)	2,000,000	$9,080,000
Plexus Corp.(a)	600,000	16,146,000
		81,776,000
Industrial Conglomerates—2.0%
Carlisle Companies, Inc.	475,000	26,386,250
Insurance—1.4%
XL Group PLC(b)	750,000	18,555,000
Life Sciences Tools & Services—1.0%
Thermo Fisher Scientific, Inc.	225,000	13,738,500
Machinery—15.6%
Albany International Corp.	625,000	13,731,250
Crane Co.	385,000	16,162,300
Dover Corp.	590,000	34,349,800
Federal Signal Corp.(a)	1,458,104	8,413,260
Harsco Corp.	1,000,000	19,990,000
IDEX Corp.	325,000	13,822,250
Ingersoll-Rand PLC(b)	525,000	24,690,750
Kennametal, Inc.	890,000	31,523,800
Stanley Black & Decker, Inc.	435,000	30,145,500
Timken Co.	450,000	17,770,500
		210,599,410
Metals & Mining—4.5%
AM Castle & Co.(a)	1,000,000	12,150,000
Carpenter Technology Corp.	305,000	14,826,050
Kaiser Aluminum Corp.	200,000	12,116,000
Molycorp, Inc.(a)	700,000	7,280,000
Universal Stainless & Alloy(a)(c)	425,000	14,620,000
		60,992,050
Professional Services—1.5%
TrueBlue, Inc.(a)(c)	1,550,000	20,227,500
Semiconductors & Semiconductor Equipment—6.1%
Brooks Automation, Inc.	1,650,000	11,913,000
Diodes, Inc.(a)	775,000	11,749,000
Fairchild Semiconductor International, Inc.(a)	1,700,000	19,992,000
Infineon Technologies AG(b)	2,000,000	13,609,498
LTX-Credence Corp.(a)(c)	2,150,000	11,975,500
Teradyne, Inc.(a)	900,000	13,158,000
		82,396,998
Specialty Retail—1.9%
Staples, Inc.	2,250,000	25,908,750
Textiles, Apparel & Luxury Goods—0.9%
Maidenform Brands, Inc.(a)(c)	625,000	11,693,750

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	35

The Delafield Fund

Schedule of Investments as of October 31, 2012

Common Stocks (continued)	Shares	Value
Trading Companies & Distributors—2.6%
Rush Enterprises, Inc.(a)	600,000	$11,400,000
WESCO International, Inc.(a)	350,000	22,708,000
		34,108,000
Total Common Stocks (Cost $926,974,760)		1,063,503,799
Real Estate Investment Trust (REIT)—0.5%
Real Estate—0.5%
Kimco Realty Corp.	300,000	5,856,000
Total Real Estate Investment Trust (Cost $1,933,802)		5,856,000
Short-Term Investments—20.6%
Money Market Funds—4.5%
AIM STIT-Treasury Portfolio, 0.02%(d)	61,170,006	61,170,006
		61,170,006
U.S. Treasury Bills—11.1%	Principal Amount
0.081%, 11/8/2012(e)	$100,000,000	99,998,448
0.097%, 12/27/2012(e)	50,000,000	49,992,583
		149,991,031
Short-Term Investments (continued)	Principal Amount	Value
Repurchase Agreement—5.0%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 10/31/2012, due 11/01/2012, collateralized by: Freddie Mac 30 Year Adjustable Rate Mortgage (Pool #1B2502) valued at $9,733,098. Repurchase proceeds of $9,542,654. Freddie Mac Conventional 15 Year Fixed (Pool #B13517) valued at $2,137,691. Repurchase proceeds of $2,095,669. Freddie Mac 30 Year Adjustable Rate Mortgage (Pool #782472) valued at $14,414,342. Repurchase proceeds of $14,132,240. Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #AE7757) valued at $41,871,232. Repurchase proceeds of $41,052,456.	$66,823,000	$66,823,000
Total Short-Term Investments (Cost $277,984,037)		277,984,037
Total Investments (Cost $1,206,892,599)—100.1%		1,347,343,836
Liabilities in Excess of Other Assets—(0.1)%		(1,070,400)
Total Net Assets—100.0%		$1,346,273,436

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Germany 1.0%; Ireland 3.2%; Singapore 1.7%; Switzerland 0.5%
(c)	Affiliated company. See Footnote 8.
(d)	Variable rate security. The rate listed is as of October 31, 2012.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	October 31, 2012

The Tocqueville Select Fund

Schedule of Investments as of October 31, 2012

Common Stocks—89.3%	Shares	Value
Chemicals—9.6%
Ashland, Inc.	37,600	$2,675,240
Celanese Corp.	68,000	2,583,320
Minerals Technologies, Inc.	40,000	2,866,400
		8,124,960
Commercial Services & Supplies—7.7%
ACCO Brands Corp.(a)	493,000	3,569,320
Avery Dennison Corp.	89,600	2,901,248
		6,470,568
Communications Equipment—3.0%
Harris Corp.	54,624	2,500,687
Computers & Peripherals—2.5%
Logitech International SA(b)	296,000	2,134,160
Containers & Packaging—5.3%
Owens-Illinois, Inc.(a)	107,000	2,085,430
Sonoco Products Co.	77,400	2,409,462
		4,494,892
Electrical Equipment—3.0%
Acuity Brands, Inc.	39,500	2,555,650
Electronic Equipment, Instruments & Components—5.1%
Checkpoint Systems, Inc.(a)(c)	255,000	2,070,600
Flextronics International Ltd.(a)(b)	397,200	2,291,844
		4,362,444
Household Durables—4.1%
Universal Electronics, Inc.(a)	203,915	3,499,181
Industrial Conglomerates—3.5%
Carlisle Companies, Inc.	54,000	2,999,700
Internet Software & Services—4.9%
j2 Global, Inc.	96,300	2,892,852
XO Group, Inc.(a)	158,000	1,271,900
		4,164,752
Leisure Equipment & Products—1.3%
Summer Infant, Inc.(a)(c)	739,933	1,139,497
Machinery—20.0%
Albany International Corp.	119,500	2,625,415
Harsco Corp.	130,000	2,598,700
Ingersoll-Rand PLC(b)	67,000	3,151,010
Kennametal, Inc.	110,000	3,896,200
Stanley Black & Decker, Inc.	39,900	2,765,070
Trimas Corp.(a)	72,800	1,825,824
		16,862,219
Professional Services—4.3%
Stantec, Inc.(b)	106,600	3,651,050
Semiconductors & Semiconductor Equipment—1.9%
Diodes, Inc.(a)	102,800	1,558,448
Common Stocks (continued)	Shares	Value
Software—4.5%
Monotype Imaging Holdings, Inc.	249,000	$3,812,190
Specialty Retail—5.0%
Foot Locker, Inc.	45,500	1,524,250
Staples, Inc.	232,000	2,671,480
		4,195,730
Textiles, Apparel & Luxury Goods—3.6%
Maidenform Brands, Inc.(a)(c)	160,400	3,001,084
Total Common Stocks (Cost $71,231,732)		75,527,212
Short-Term Investments—11.0%
Money Market Funds—0.2%
AIM STIT-Treasury Portfolio, 0.02%(d)	143,587	143,587
	Principal Amount
U.S. Treasury Bills—5.9%
0.091%, 12/27/2012(e)	$5,000,000	4,999,303
Repurchase Agreement—4.9%

Repurchase Agreement with
U.S. Bank, N.A., 0.01% dated 10/31/2012, due 11/01/2012, collateralized by: Freddie Mac Giant Multilender Conventional 15 Year Fixed (Pool #G11649) valued at $134,710. Repurchase proceeds of $132,078. Freddie Mac Conventional 15 Year Fixed (Pool #E95616) valued at $49,875. Repurchase proceeds of $48,900. Freddie Mac Conventional 15 Year Fixed (Pool #E99837) valued at $339,222. Repurchase proceeds of $332,591. Freddie Mac Conventional 15 Year Fixed (Pool #B13517) valued at $1,448,006. Repurchase proceeds of $1,419,703. Freddie Mac 30 Year Variable (Pool #3448) valued at $1,313,036. Repurchase proceeds of $1,287,264. Fannie Mae Conventional Level Pay 30 Year Fixed (Pool #695167) valued at $957,161. Repurchase proceeds of $938,465.

	4,159,000	4,159,000
Total Short-Term Investments (Cost $9,301,890)		9,301,890
Total Investments (Cost $80,533,622)—100.3%		84,829,102
Liabilities in Excess of Other Assets—(0.3)%		(280,589)
Total Net Assets—100.0%		$84,548,513

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	37

The Tocqueville Select Fund

Schedule of Investments as of October 31, 2012

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Canada 4.3%; Ireland 3.7%; Singapore 2.7%; Switzerland 2.5%.
(c)	Affiliated company. See Footnote 8.
(d)	Variable rate security. The rate shown is as of October 31, 2012.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

38	October 31, 2012

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

October 31, 2012

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

October 31, 2012

Annual Report	39

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

October 31, 2012

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

October 31, 2012

40	October 31, 2012

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

October 31, 2012

The Tocqueville Select Fund

Allocation of Portfolio Holdings

October 31, 2012

Annual Report	41

The Tocqueville Trust

Statements of Assets and Liabilities

October 31, 2012

	The Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Assets:
Investments, at value (1)
Unaffiliated issuers	$365,469,366	$65,471,069	$214,249,388	$2,124,910,794	$1,211,835,076	$73,126,106
Affiliated issuers	—	—	—	327,414,671	135,508,760	11,702,996
Foreign currencies, at value (2)	—	—	91,064	—	—	—
Cash	69	21,490	—	216,849	—	—
Appreciation on forward currency contracts	—	—	180,731	—	—	—
Receivable for investments sold	1,029,497	257,759	1,100,545	171	322,692	—
Receivable for foreign currencies sold	—	—	—	—	—	—
Receivable for fund shares sold	127,077	7,482	3,423,309	8,700,402	3,419,407	157,588
Dividends, interest and other receivables	373,977	52,597	846,527	15	518,443	36,890
Prepaid assets	24,495	12,839	18,715	85,817	47,965	15,591

Total Assets	367,024,481	65,823,236	219,910,279	2,461,328,719	1,351,652,343	85,039,171

Liabilities:
Payable for investments purchased	—	246,399	557,203	7,194,676	896,325	—
Currency payable	—	—	—	317,806	—	—
Payable for fund shares redeemed	524,678	31,475	230,354	5,032,486	2,931,758	376,497
Payable to Adviser	239,890	43,445	183,627	1,542,188	819,050	57,988
Payable to Administrator	62,614	10,957	32,976	386,853	227,953	14,478
Payable to Trustees	13,212	1,656	7,470	82,770	42,629	2,676
Payable to Chief Compliance Officer	1,116	207	601	6,781	3,907	257
Accrued distribution fee	39,428	11,618	34,465	147,143	97,474	9,412
Accrued expenses and other liabilities	118,955	22,869	71,039	705,206	359,811	29,350

Total Liabilities	999,893	368,626	1,117,735	15,415,909	5,378,907	490,658

Net Assets	$366,024,588	$65,454,610	$218,792,544	$2,445,912,810	$1,346,273,436	$84,548,513

Net assets consist of:
Paid in capital	$335,547,042	$62,762,322	$223,856,101	$1,703,316,359	$1,127,464,181	$77,381,996
Accumulated net investment income (loss)	3,422,977	(413,759)	2,440,944	(38,731,318)	(1,480,317)	(282,004)
Accumulated net realized gain (loss)	(24,093,410)	(5,189,655)	(16,220,957)	48,066,852	79,838,335	3,153,041
Net unrealized appreciation on:
Investments and foreign currency related items	51,147,979	8,295,702	8,716,456	733,260,917	140,451,237	4,295,480

Net assets	$366,024,588	$65,454,610	$218,792,544	$2,445,912,810	$1,346,273,436	$84,548,513

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	15,181,432	4,154,429	18,729,375	33,588,741	45,190,266	7,450,170
Net asset value, offering and redemption price per share	$24.11	$15.76	$11.68	$72.82	$29.79	$11.35

(1) Cost of investments
Unafilliated issuers	$314,321,387	$57,175,367	$205,705,389	$1,368,894,702	$1,057,657,644	$65,795,879
Affiliated issuers	$—	$—	$—	$350,169,195	$149,234,955	$14,737,743
(2) Cost of foreign currencies	$—	$—	$90,643	$—	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

42	October 31, 2012

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2012

	The Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Investment Income:
Dividends*
Unaffiliated issuers	$10,078,884	$352,201	$6,460,554	$14,000,760	$14,353,517	$778,258
Affiliated issuers	—	170	—	2,433,803	432,500	72,530
Interest	474	13	1,831	7,632	78,878	3,796

Total investment income	10,079,358	352,384	6,462,385	16,442,195	14,864,895	854,584

Expenses:
Investment Adviser’s fee (See Note 4)	2,924,864	470,256	2,093,170	17,170,369	9,631,426	681,313
Distribution fees (See Note 4)	974,954	156,752	523,292	5,738,603	3,367,856	212,910
Administration fees (See Note 4)	584,973	94,051	313,976	3,443,162	2,020,714	127,746
Transfer agent and shareholder services fees	215,752	18,102	88,722	1,265,229	680,237	50,685
Professional fees	58,056	14,626	33,959	343,158	182,779	17,621
Trustee fees and expenses	48,060	8,507	25,874	274,291	169,352	10,870
Printing and mailing expense	45,001	3,256	20,821	325,185	159,623	8,845
Registration fees	36,355	26,147	37,717	153,442	76,797	33,024
Custody fees	32,852	14,795	55,546	314,071	88,983	8,083
Fund accounting fees	32,270	16,957	40,165	170,250	103,651	7,964
Insurance expense	8,947	1,028	3,763	44,669	25,356	1,923
Other expenses (See Note 10)	38,844	4,556	29,606	110,541	60,896	3,862

Total expenses before waiver	5,000,928	829,033	3,266,611	29,352,970	16,567,670	1,164,846
Less: Fees waived (See Note 4)	(104,090)	—	—	—	—	—

Net expenses	4,896,838	829,033	3,266,611	29,352,970	16,567,670	1,164,846

Net Investment Income (Loss)	5,182,520	(476,649)	3,195,774	(12,910,775)	(1,702,775)	(310,262)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	7,286,484	(13,082)	(8,537,244)	50,607,728	94,633,800	5,128,238
Affililiated issuers	—	15,196	—	(2,540,295)	(14,119,253)	(1,735,333)
Forward currency contracts	—	—	490,802	—	—	—
Foreign currency translation	(70)	(5,396)	(307,146)	(466,384)	(49,760)	302

	7,286,414	(3,282)	(8,353,588)	47,601,049	80,464,787	3,393,207
Net change in unrealized appreciation (depreciation) on:
Investments	21,609,077	2,019,954	4,422,692	(260,640,816)	51,049,033	(456,174)
Forward currency contracts	—	—	75,132	—	—	—
Foreign currency translation	—	28,433	(3,367,653)	(23,213,970)	216,037	—

	21,609,077	2,048,387	1,130,171	(283,854,786)	51,265,070	(456,174)
Net gain (loss) on investments and foreign currency	28,895,491	2,045,105	(7,223,417)	(236,253,737)	131,729,857	2,937,033

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,078,011	$1,568,456	$(4,027,643)	$(249,164,512)	$130,027,082	$2,626,771

* Net of foreign taxes withheld of:	$113,237	$1,632	$752,448	$1,512,520	$5,625	$7,846

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	43

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		Opportunity Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income (loss)	$5,182,520	$5,079,622	$(476,649)	$(424,842)
Net realized gain (loss) on sale of investments and foreign currency	7,286,414	17,652,719	(3,282)	3,042,114
Net change in unrealized appreciation (depreciation)	21,609,077	207,732	2,048,387	1,600,782

Net increase (decrease) in net assets resulting from operations	34,078,011	22,940,073	1,568,456	4,218,054
Dividends and distributions to shareholders:
Net investment income	(5,526,502)	(7,457,179)	—	—
Net realized gains	—	—	—	—

Total dividends and distributions	(5,526,502)	(7,457,179)	—	—
Fund share transactions:
Shares sold	56,283,828	104,940,298	29,832,239	17,172,239
Shares issued to holders in reinvestment of dividends	4,694,231	6,567,494	–	–
Shares redeemed*	(215,046,320)	(125,118,930)	(12,908,921)	(7,290,932)

Net increase (decrease) from capital share transactions	(154,068,261)	(13,611,138)	16,923,318	9,881,307

Net increase (decrease) in net assets	(125,516,752)	1,871,756	18,491,774	14,099,361
Net Assets:
Beginning of year	491,541,340	489,669,584	46,962,836	32,863,475

End of year**	$366,024,588	$491,541,340	$65,454,610	$46,962,836

* Net of redemption fees of:	$27,989	$54,120	$15,791	$2,364

** Including undistributed net investment income (loss) of:	$3,422,977	$4,136,952	$(413,759)	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

44	October 31, 2012

The Tocqueville Trust

Statements of Changes in Net Assets

International Value Fund		Gold Fund		Delafield Fund		Select Fund
For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

$3,195,774	$1,851,852	$(12,910,775)	$(22,318,902)	$(1,702,775)	$(3,728,541)	$(310,262)	$(462,741)

(8,353,588)	4,385,228	47,601,049	41,808,457	80,464,787	22,888,560	3,393,207	764,193
1,130,171	(15,807,028)	(283,854,786)	(16,530,651)	51,265,070	(40,431,393)	(456,174)	(5,381,939)

(4,027,643)	(9,569,948)	(249,164,512)	2,958,904	130,027,082	(21,271,374)	2,626,771	(5,080,487)

(2,105,224)	(831,651)	—	—	—	—	—	—
—	—	(42,282,689)	(46,368,277)	(16,542,579)	—	(766,158)	(2,112,007)

(2,105,224)	(831,651)	(42,282,689)	(46,368,277)	(16,542,579)	—	(766,158)	(2,112,007)

70,782,405	107,151,161	768,183,795	1,494,120,323	362,662,133	714,889,299	30,896,673	60,470,466
1,547,905	615,614	39,153,702	42,874,881	15,316,165	—	675,793	2,067,329
(47,252,825)	(47,620,593)	(717,055,407)	(1,046,110,637)	(408,065,143)	(364,415,732)	(20,438,315)	(25,579,690)

25,077,485	60,146,182	90,282,090	490,884,567	(30,086,845)	350,473,567	11,134,151	36,958,105

18,944,618	49,744,583	(201,165,111)	447,475,194	83,397,658	329,202,193	12,994,764	29,765,611

199,847,926	150,103,343	2,647,077,921	2,199,602,727	1,262,875,778	933,673,585	71,553,749	41,788,138

$218,792,544	$199,847,926	$2,445,912,810	$2,647,077,921	$1,346,273,436	$1,262,875,778	$84,548,513	$71,553,749

$27,394	$153,900	$698,471	$3,132,177	$155,189	$277,875	$15,430	$48,586

$2,440,944	$1,155,644	$(38,731,318)	$(26,998,621)	$(1,480,317)	$—	$(282,004)	$(8,797)

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	45

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, currently consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) and The Tocqueville Select Fund (the “Select Fund”) are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund (now The Tocqueville Select Fund), a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

Effective October 12, 2010, the investment strategy of the Opportunity Fund was changed as described in the supplements dated August 12, 2010 to the Trust’s prospectus and statement of additional information. The Opportunity

46	October 31, 2012

Fund will invest primarily in stocks of small and mid capitalization companies, as measured at the time of initial purchase. The Fund seeks to invest in companies which management feels are market leaders in growth industries and have consistent growth in sales and earnings.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

b)  Repurchase agreements

The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Annual Report	47

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

c)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

d)  Fair valuation pricing inputs

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the mean between the latest bid and ask price will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. These securities will generally be classified as Level 2 securities. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Warrants for which the underlying security is registered and equities which are subject to a

48	October 31, 2012

required holding period, but have a comparable public issue, are valued in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities. Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

The Gold Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment is subject to an initial holding period of one year and, thereafter, can only be disposed of on the last day of a given month with notice given 25 business days in advance of redemption. If the Gold Fund redeems the investment before the end of the initial holding period, it would incur a penalty of 4% to 1% of the net worth of the investment to be withdrawn on the withdrawal date. This restriction expires on December 31, 2012. This investment is currently valued at $23,716,245, which represents 1.0% of the Gold Fund’s net assets.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in generals (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occuring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgements that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used, as of October 31, 2012, involving the Funds’ assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Common Stocks*	$363,576,366	$—	$—	$363,576,366
Warrants*	—	—	—	—
Repurchase Agreement	—	1,893,000	—	1,893,000

Total Fund	$363,576,366	$1,893,000	$—	$365,469,366

Annual Report	49

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$14,002,943	$—	$—	$14,002,943
Consumer Staples	3,762,251	—	—	3,762,251
Energy	4,180,669	—	—	4,180,669
Financials	4,507,336	—	—	4,507,336
Health Care	12,559,084	—	—	12,559,084
Industrials	7,870,898	—	—	7,870,898
Information Technology	14,416,858	620,634	—	15,037,492
Materials	3,444,396	—	—	3,444,396

Total Common Stocks	64,744,435	620,634	—	65,365,069
Repurchase Agreement	—	106,000	—	106,000

Total Fund	$64,744,435	$726,634	$—	$65,471,069

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	201,950,977	—	—	201,950,977
Money Market Fund	1,555,411	—	—	1,555,411
Repurchase Agreement	—	10,743,000	—	10,743,000

Total Fund	$203,506,388	$10,743,000	$—	$214,249,388

Other Financial Instruments**
Forward Currency Contracts	—	$180,731	—	$180,731

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Gold Related	$1,944,156,963	$6,081,884	$5,530,946	$1,955,769,793
Other Precious Metals Related	149,441,667	25,489,892	17,560,609	192,492,168
Other	17,692,628	—	11,324,757	29,017,385

Total Common Stocks	2,111,291,258	31,571,776	34,416,312	2,177,279,346
Closed End Mutual Fund*	20,622,000	—	—	20,622,000
Private Fund*	—	—	23,716,245	23,716,245
Warrants*	—	7,177,813	—	7,177,813
Gold Bullion	169,888,061	—	—	169,888,061
Repurchase Agreement	—	53,642,000	—	53,642,000

Total Fund	$2,301,801,319	$92,391,589	$58,132,557	$2,452,325,465

50	October 31, 2012

The Delafield Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,063,503,799	$—	$—	$1,063,503,799
Real Estate Investment Trust (REIT)	5,856,000	—	—	5,856,000
U.S. Treasury Bills	—	149,991,031	—	149,991,031
Money Market Fund	61,170,006	—	—	61,170,006
Repurchase Agreement	—	66,823,000	—	66,823,000

Total Fund	$1,130,529,805	$216,814,031	$—	$1,347,343,836

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$75,527,212	$—	$—	$75,527,212
U.S. Treasury Bills	—	4,999,303	—	4,999,303
Money Market Fund	143,587	—	—	143,587
Repurchase Agreement	—	4,159,000	—	4,159,000

Total Fund	$75,670,799	$9,158,303	$—	$84,829,102

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Transfers Into Level 1	$—	$—	$92,962,198	$185,180,641	$—	$—
Transfers Out of Level 1	—	—	—	—	—	—

Net Transfers Into/(Out of ) Level 1	—	—	92,962,198	185,180,641	—	—

Transfers Into Level 2	—	620,634	—	28,284,933	—	—
Transfers Out of Level 2	—	—	(92,962,198)	(172,090,814)	—	—

Net Transfers Into/(Out of ) Level 2	$—	$620,634	$(92,962,198)	$(143,805,881)	$—	$—

Annual Report	51

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Beginning Balance—November 1, 2011	$—	$810,000	$—	$59,870,579	$—	$—
Purchases	—	—	—	40,548,934	—	—
Sales	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	—	(189,366)	—	(912,196)	—	—
Transfers in/(out) of Level 3	—	(620,634)	—	(41,374,760)	—	—

Ending Balance—October 31, 2012	$—	$—	$—	$58,132,557	$—	$—

The change in unrealized appreciation (depreciation) for Level 3 assets still held at October 31, 2012, and still classified as Level 3, for the Tocqueville Gold Fund was $(11,770,527).

The movement from Level 2 to Level 1 in the International Value Fund was due to non-North American traded securities being fair valued on October 31, 2011 and not on October 31, 2012. The movement from Level 2 to Level 1 in the Gold Fund was due to the release of restrictions on the securities and to the recategorization of gold bullion to Level 1. The movement from Level 3 to Levels 2 and 1 in the Gold Fund was from the conversion of subscription receipts to warrants and common stock. The movement from Level 3 to Level 2 in the Opportunity Fund was due to the initial public offering of a privately held company.

Transfers between levels are recognized at the end of the reporting period.

e)  Derivative instruments and hedging activities

The Funds’ Adviser may use derivative instruments, such as purchased options, written options and forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund, the Adviser used purchased put options to adjust market risk on the underlying equity security that was held in the Fund.

In the International Value Fund, the Adviser used forward currency contracts to adjust exposure to foreign exchange rate risk.

The Tocqueville Opportunity Fund

Balance Sheet—Values of Derivative Instruments as of October 31, 2012.

The Tocqueville Opportunity Fund does not hold any derivative instruments as of October 31, 2012.

52	October 31, 2012

The Effect of Derivative Insturments on the Statement of Operations for the year ended October 31, 2012

	Realized Gain (Loss)
	Purchased Options	Written Options
Equity Contracts	$(3,702)	$—

Total	$(3,702)	$—

The Tocqueville International Value Fund

Balance Sheet—Values of Derivative Instruments as of October 31, 2012.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Forward Currency Contracts	Appreciation on forward currency contracts	$180,731		$—

Total		$180,731		$—

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012.

	Net Realized Gain on Forward Currency Contracts	Net Change in Unrealized Appreciation on Forward Currency Contracts
Foreign Currency Forward Contract	$490,802	$75,132

Total	$490,802	$75,132

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The use of purchased put options creates leverage in the Funds. The use of forward currency contracts does not create leverage in the Funds.

Annual Report	53

The average monthly market value of purchased and written options during the year ended October 31, 2012 were as follows

The Tocqueville Opportunity Fund
Purchased Options	$292
Written Options	—

The average monthly notional amount of forward currency contracts during the year ended October 31, 2012 was as follows:

The Tocqueville International Value Fund
Long Positions	$918,600
Forward Currency Contracts
Short Positions	$14,286,536
Forward Currency Contracts

f)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Delafield Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

g)  Written option accounting

The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Select Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as

54	October 31, 2012

an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

h)  Dividends and distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

i)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

k) Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures.

Annual Report	55

l) Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the statement of assets and liabilities date of October 31, 2012.

On December 20, 2012, the Trust declared and paid distributions from ordinary income and net realized capital gains to shareholders of record as of December 19, 2012, as follows:

	Ordinary income	Long-term capital gain
The Tocqueville Fund	$5,030,132	$—
Opportunity Fund	—	—
International Value Fund	3,270,289	—
Gold Fund	—	53,161,700
The Delafield Fund	—	80,535,193
Select Fund	—	6,451,599

On December 27, 2012 the Trust filed a supplement to its prospectus dated February 28, 2012. The supplement stated that, effective January 1, 2013, Tocqueville Asset Management L.P. (the “Advisor”) has contractually agreed to waive its advisory fees and/or reimburse operating expenses in order to ensure that The Tocqueville International Value Fund’s annual operating expenses do not exceed 1.25% of its average daily net assets.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2012, or for any other tax years which are open for exam. As of October 31, 2012, open tax years include the tax years ended October 31, 2009 through 2012. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2012, the following table shows the reclassifications made:

56	October 31, 2012

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(369,993)	$369,993	$—
Opportunity Fund	62,890	(358)	(62,532)
International Value Fund	194,750	(184,233)	(10,517)
Gold Fund	1,178,078	466,383	(1,644,461)
Delafield Fund	222,458	(226,820)	4,362
Select Fund	37,055	(852)	(36,203)

The permanent differences primarily relate to net operating losses and foreign currency reclasses.

As of October 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Tax cost of investments	$314,428,795	$57,284,392	$206,498,483	$1,762,889,825	$1,207,589,382	$80,832,159

Unrealized appreciation	70,662,725	11,134,061	24,625,645	953,942,757	214,838,649	12,604,632
Unrealized depreciation	(19,622,154)	(2,947,384)	(16,874,740)	(264,507,117)	(75,084,195)	(8,607,689)

Net unrealized appreciation	51,040,571	8,186,677	7,750,905	689,435,640	139,754,454	3,996,943

Undistributed operating income	3,422,977	—	3,019,379	—	—	—
Undistributed long-term gains	—	—	—	53,161,462	80,535,118	3,451,578

Distributable earnings	3,422,977	—	3,019,379	53,161,462	80,535,118	3,451,578

Other accumulated gain/(loss)	(23,986,002)	(5,494,389)	(15,833,841)	(651)	(1,480,317)	(282,004)

Total accumulated gain/(loss)	$30,477,546	$2,692,288	$(5,063,557)	$742,596,451	$218,809,255	$7,166,517

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

Annual Report	57

The tax character of distributions paid during the periods ended October 31, 2012 and 2011 was as follows:

	October 31, 2012
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$5,526,502	$—	$5,526,502
Opportunity Fund	—	—	—
International Value Fund	2,105,224	—	2,105,224
Gold Fund	15,486,206	26,796,483	42,282,689
Delafield Fund	—	16,542,579	16,542,579
Select Fund	—	766,158	766,158

	October 31, 2011
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$7,457,179	$—	$7,457,179
Opportunity Fund	—	—	—
International Value Fund	831,651	—	831,651
Gold Fund	—	46,368,277	46,368,277
Delafield Fund	—	—	—
Select Fund	282,014	1,829,993	2,112,007

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2012 and 2011.

At October 31, 2012 the Opportunity Fund, Delafield Fund and Select Fund had net Post-October capital losses of $413,759, $1,480,317, and $273,207, respectively.

At October 31, 2012 certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Capital losses Expiring
	10/31/2017	Indefinite ST	Indefinite LT
Tocqueville Fund	23,986,002	—	—
Opportunity Fund	5,080,630	—	—
International Value Fund	7,254,600	5,364,413	3,206,554

To the extent that Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for

58	October 31, 2012

taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, effective October 31, 2011, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement was renewed effective October 31, 2012 and will remain in effect until March 1, 2014. For the fiscal year ended October 31, 2012, the Adviser waived $104,090 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2012, the Adviser has made payments of $94,034, $15,121, $50,461, $553,389, $324,826 and $20,534 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The

Annual Report	59

Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund for the year ended October 31, 2012, were $222,074, $57,903, $38,499, $23,208, $70,123 and $35,088, respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
The Tocqueville Fund	Shares	Shares
Shares sold	2,417,617	4,607,900
Shares issued to holders in reinvestment dividends	210,977	295,833
Shares redeemed	(9,561,092)	(5,531,619)

Net decrease	(6,932,498)	(627,886)

The Tocqueville Opportunity Fund
Shares sold	1,838,335	1,140,439
Shares issued to holders in reinvestment dividends	–	–
Shares redeemed	(823,770)	(489,872)

Net increase	1,014,565	650,567

The Tocqueville International Value Fund
Shares sold	6,098,494	8,270,352
Shares issued to holders in reinvestment dividends	139,955	49,328
Shares redeemed	(4,162,884)	(4,051,383)

Net increase	2,075,565	4,268,297

The Tocqueville Gold Fund
Shares sold	10,956,862	17,575,521
Shares issued to holders in reinvestment dividends	539,233	498,255
Shares redeemed	(10,200,599)	(12,604,092)

Net increase	1,295,496	5,469,684

The Delafield Fund
Shares sold	12,276,891	24,411,778
Shares issued to holders in reinvestment dividends	562,887	–
Shares redeemed	(14,055,439)	(13,045,815)

Net increase (decrease)	(1,215,661)	11,365,963

The Tocqueville Select Fund
Shares sold	2,720,578	4,890,152
Shares issued to holders in reinvestment dividends	62,056	166,855
Shares redeemed	(1,803,804)	(2,206,460)

Net increase	978,830	2,850,547

60	October 31, 2012

6.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2012. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended October 31, 2012 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Purchases:	$66,805,763	$64,361,153	$92,816,867	$391,220,378	$546,434,776	$32,363,481

Sales:	$219,936,058	$47,944,993	$74,073,011	$238,356,551	$686,319,013	$22,325,324

U.S. Government Security Purchases:	$—	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$—	$—	$—	$—	$—	$—

8.    TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2011 through October 31, 2012. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2011		Additions		Reductions		Share Balance at October 31, 2012	Dividend Income	Realized Gain/(Loss)	Value at October 31, 2012	Cost at October 31, 2012
Issuer Name	Share Balance	Cost	Shares	Cost	Shares	Cost
The Tocqueville Opportunity Fund
Minerals Technologies, Inc. (a)	2,000	$102,874	—	$—	(2,000)	$(102,874)	—	$170	$15,196	$—	$—

		$102,874		$—		$(102,874)		$170	$15,196	$—	$—
The Tocqueville Gold Fund
Atac Resources Ltd.	—	$—	702,000	$1,968,031	—	$—	702,000	$—	$—	$1,515,406	$1,968,031
Atac Resources Ltd.	10,261,700	37,121,703	—	—	—	—	10,261,700	—	—	22,603,996	37,121,703
Atac Resources Ltd. Warrants	—	—	351,000	—	—	—	351,000	—	—	35	—
Bear Creek Mining Corp.	—	—	6,061,800	23,977,515	—	—	6,061,800	—	—	21,485,629	23,977,515
Blue Gold Mining, Inc.	4,000,000	3,845,969	—	—	—	—	4,000,000	—	—	2,202,753	3,845,969
Blue Gold Mining, Inc. Warrants	2,000,000	—	—	—	—	—	2,000,000	—	—	41,652	—
Corvus Gold, Inc.	—	—	1,500,000	1,002,144	—	—	1,500,000	—	—	2,463,079	1,002,144
Corvus Gold, Inc.	2,079,901	1,617,492	—	—	—	—	2,079,901	—	—	3,431,837	1,617,492

Annual Report	61

	November 1, 2011		Additions		Reductions		Share Balance at October 31, 2012	Dividend Income	Realized Gain/(Loss)	Value at October 31, 2012	Cost at October 31, 2012
Issuer Name	Share Balance	Cost	Shares	Cost	Shares	Cost
East Asia Minerals Corp.	4,044,400	$18,597,128	6,500,000	$3,195,988	—	$—	10,544,400	$—	$—	$2,269,883	$21,793,116
East Asia Minerals Corp. (b)	—	—	6,500,000	3,195,988	(6,500,000)	(3,195,988)	—	—	—	—	—
East Asia Minerals Corp. Warrants	—	—	6,500,000	—	—	—	6,500,000	—	—	225,832	—
Eidesis Special Opportunities II LP	—	—	25,000	25,000,000	—	—	25,000	—	—	23,716,245	25,000,000
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	5,837,000	5,000,000
Gold Resource Corp.	3,642,297	35,567,058	79,700	1,942,942	(66,000)	(264,000)	3,655,997	2,433,803	1,022,648	61,128,270	37,246,000
International Tower Hill Mines Ltd.	5,666,667	33,656,021	—	—	—	—	5,666,667	—	—	13,730,497	33,656,021
International Tower Hill Mines Ltd.	—	—	1,923,077	4,974,877	—	—	1,923,077	—	—	4,566,478	4,974,877
International Tower Hill Mines Ltd.	2,493,136	5,978,092	3,245,700	14,975,029	—	—	5,738,836	—	—	13,945,372	20,953,121
Primero Mining Corp.	4,264,800	21,505,060	575,900	3,068,259	—	—	4,840,700	—	—	35,914,480	24,573,319
Primero Mining Corp. Warrants	1,848,400	—	—	—	—	—	1,848,400	—	—	3,257,256	—
Rockhaven Resources Ltd.	5,000,000	6,265,337	—	—	—	—	5,000,000	—	—	1,226,533	6,265,337
Scorpio Mining Corp.	25,668,419	23,975,473	—	—	—	—	25,668,419	—	—	27,208,524	23,975,473
Scorpio Mining Corp.	522,400	984,285	—	—	—	—	522,400	—	—	549,207	984,285
Silver Range Resources Ltd.	3,450,000	—	—	—	—	—	3,450,000	—	—	967,209	—
Silver Range Resources Ltd. Warrants	1,725,000	—	—	—	—	—	1,725,000	—	—	8,636	—
Strategic Metals Ltd.	10,350,000	14,840,544	576,900	969,628	—	—	10,926,900	—	—	8,971,272	15,810,172
Sunshine Mining & Refining	1,633,545	18,353,107	—	—	—	—	1,633,545	—	—	17,560,609	18,353,107
Torex Gold Mining	11,267,400	16,526,328	13,983,200	25,525,185	—	—	25,250,600	—	—	52,586,981	42,051,513
Torex Gold Mining Warrants	1,250,000	—	—	—	(1,250,000)	—	—	—	—	—	—
Trevali Mining Corp. (a)	8,000,000	12,381,345	—	—	(8,000,000)	(12,381,345)	—	—	(3,562,943)	—	—

		$256,214,942		$109,795,586		(15,841,333)		$2,433,803	$(2,540,295)	$327,414,671	$350,169,195
The Delafield Fund
Albany International Corp. (a)	725,000	$11,373,437	—	$—	(100,000)	$(2,602,365)	625,000	$357,500	$(186,493)	$13,731,250	$8,771,072
Checkpoint Systems, Inc.	2,150,000	36,419,006	500,000	5,189,896	(400,000)	(6,859,839)	2,250,000	—	(3,502,637)	18,270,000	34,749,063
Federal Signal Corp. (a)	1,900,000	12,164,636	806,100	3,478,052	(1,247,996)	(8,134,373)	1,458,104	—	(312,013)	8,413,260	7,508,315
Ferro Corp. (a)	2,400,000	18,136,786	100,000	666,820	(900,000)	(10,074,697)	1,600,000	—	(6,396,375)	4,208,000	8,728,909
Kemet Corp.	—	—	2,900,000	20,389,762	(900,000)	(8,540,796)	2,000,000	—	(4,432,987)	9,080,000	11,848,966
LTX-Credence Corp.	2,000,000	14,502,829	150,000	960,330	—	—	2,150,000	—	—	11,975,500	15,463,159
Maidenform Brands, Inc.	—	—	775,000	14,143,044	(150,000)	(2,771,010)	625,000	—	538,154	11,693,750	11,372,034
Minerals Technologies, Inc. (a)	420,000	22,960,523	—	—	(95,000)	(5,916,743)	325,000	75,000	164,667	23,289,500	17,043,780
TrueBlue, Inc.	1,475,000	19,940,160	75,000	953,132	—	—	1,550,000	—	—	20,227,500	20,893,292

62	October 31, 2012

	November 1, 2011		Additions		Reductions		Share Balance at October 31, 2012	Dividend Income	Realized Gain/(Loss)	Value at October 31, 2012	Cost at October 31, 2012
Issuer Name	Share Balance	Cost	Shares	Cost	Shares	Cost
Universal Stainless & Alloy	234,000	$6,086,416	216,000	$7,790,484	(25,000)	$(1,020,535)	425,000	$—	$8,431	$14,620,000	$12,856,365

		$141,583,793		$53,571,520		$(45,920,358)		$432,500	$(14,119,253)	$135,508,760	$149,234,955
The Tocqueville Select Fund
Albany International Corp. (a)	119,500	$1,901,613	—	$—	—	$—	119,500	$64,530	$—	$2,625,415	$1,901,613
Checkpoint Systems, Inc.	173,000	2,851,736	129,000	1,294,630	(47,000)	(842,988)	255,000	—	(440,244)	2,070,600	3,303,378
Ferro Corp. (a)	—	—	465,000	2,807,523	(465,000)	(2,807,523)	—	—	(912,413)	—	—
Maidenform Brands, Inc.	100,400	2,254,275	60,000	1,108,404	—	—	160,400	—	—	3,001,084	3,362,679
Minerals Technologies, Inc. (a)	40,000	2,353,692	—	—	—	—	40,000	8,000	—	2,866,400	2,353,692
Summer Infant, Inc.	324,933	2,333,310	474,200	1,955,901	(59,200)	(472,830)	739,933	—	(382,676)	1,139,497	3,816,381

		$11,694,626		$7,166,458		$(4,123,341)		$72,530	$(1,735,333)	$11,702,996	$14,737,743

(a)	Security is no longer an affiliated company at October 31, 2012.
(b)	Private security restrictions lifted during period and combined with other non restricted securities.

9.    LINE OF CREDIT

The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund each have a revolving secured credit facility with U.S. Bank, the Trust’s custodian, in the amounts of $40,000,000, $5,000,000, $15,000,000, $130,000,000, $50,000,000 and $9,500,000, respectively, for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Each Fund’s line of credit is secured by the respective fund’s assets. The lines of credit have a one year term and are reviewed annually by the Board of Trustees. The current agreements run through May 31, 2013. The interest rate as of October 31, 2012 was 2.75%. During the year ended October 31, 2012, the Tocqueville Fund’s maximum borrowing was $40,000,000 and average borrowing was $712,320, the Opportunity Fund’s maximum borrowing was $2,062,000 and average borrowing was $67,012, and the Gold Fund’s maximum borrowing was $9,453,000 and average borrowing was $220,676. This borrowing resulted in interest expenses of $22,480, $1,653 and $4,949, respectively. These amounts are included in Other Expenses on the Funds’ Statement of Operations. The International Value Fund, the Delafield Fund, and the Select Fund did not use their lines of credit.

10.    OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Chief Compliance Officer. For the fiscal year ended October 31, 2012, reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer from the Funds amounted to $12,880, $2,099, $6,944, $75,502, $44,741 and $2,834 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively.

Annual Report	63

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    The Tocqueville Trust:

We have audited the accompanying statements of assets and liabilities of The Tocqueville Trust, including The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, and The Tocqueville Select Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, and The Tocqueville Gold Fund; the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period January 1, 2009 to October 31, 2009 for The Delafield Fund and The Tocqueville Select Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years in the period ended December 31, 2008 for The Delafield Fund and for the period September 28, 2008 (inception) through December 31, 2008 for The Tocqueville Select Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 24, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Tocqueville Trust as of October 31, 2012, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund; the results of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period January 1, 2009 to October 31, 2009 for The Delafield Fund and The Tocqueville Select Fund, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois

December 28, 2012

64	October 31, 2012

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (76) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	6	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998; Director, Condor Services Inc. from April 1989 to April 1996.

Charles W. Caulkins (56) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2003	Partner, Chora Capital, LLC from June 2010 to present; Marketing Manager, L.R. Global Partners from January 2008 to May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	6	Director, Phoenix House from January 2001 to 2007; Director, Bridges to Community from July 2002 to 2006.

James W. Gerard (51) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, January 2010 to present. Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC), from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	6	Director, American Overseas Memorial Day Association, 1988 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Blerancourt, 1992-present; Director and Treasurer ASPCA, 1988 to 2008;

Annual Report	65

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe (70) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Senior Counsel, Sullivan & Cromwell LLP (attorneys-at-law) 1990-present.	6	Director, Rho Capital Partners, Inc.

William J. Nolan III (65) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Retired, Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	6	Trustee, Adirondock Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to present).

Alexander Douglas (65) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2010	President, CEO and owner of Spaulding Law Printing, Inc.	6	None

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (69) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corp. from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	6	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present.

66	October 31, 2012

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Robert W. Kleinschmidt (63) 40 W. 57th St., 19th Floor New York, NY 10019	President and Trustee	Indefinite Term, Since 1991	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P.

Cleo Kotis (37) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005-2009; Vice President, Reich & Tang Asset Management, LLC from 2002-2009.	N/A	N/A

John Cassidy (69) 40 W. 57th St., 19th Floor New York, NY 10019	Treasurer	Indefinite Term, Since 2010	Treasurer, Tocqueville Asset Management L.P., from May 2002 to present.	N/A	N/A

Elizabeth Bosco (64) 40 W. 57th St., 19th Floor New York, NY 10019	Anti- Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer (January 2009-present), Tocqueville Securities L.P.; Compliance Officer (January 1997-January 2009), Tocqueville Securities L.P. and Tocqueville Asset Management, L.P.	N/A	N/A

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

Annual Report	67

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick (65) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present), Tocqueville Asset Management L.P.; General Counsel (January-October 2004), Tocqueville Asset Management L.P.	N/A	N/A

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.    INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreements and the Administration Agreement, the Trustees, including the Independent Trustees, considered the following information:

1)  The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreements and the quality of those services provided to the Tocqueville Fund, the Tocqueville Opportunity Fund, the Tocqueville International Value Fund, the Tocqueville Gold Fund, the Delafield Fund and the Tocqueville Select Fund (the “Funds”) over the past year. The Trustees noted that the services under the Investment Advisory Agreements include: managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Funds pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively, that the level of services provided by the Adviser to the Funds had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Investment Advisory Agreements and Administration Agreement, respectively, for the Funds; (iii) the Adviser was responsive to requests of the

68	October 31, 2012

Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and the Administration Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

2)  The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, ended July 31, 2012. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Morningstar: The Morningstar Large Blend Funds peer group, with average net assets between $364 million and $460 million, for the Tocqueville Fund; the Morningstar Small Blend Funds peer group, with average net assets between $46 million and $79 million, for the Tocqueville Opportunity Fund; the Morningstar Foreign Small/Mid Value Funds peer group, with average net assets between $155 million and $285 million, for the Tocqueville International Value Fund; the Morningstar Precious Metals Funds peer group, with average net assets between $480 million and $3.3 billion, for the Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with average net assets between $968 million and $1.84 billion, for the Delafield Fund; and the Morningstar Small Value Funds peer group, with average net assets between $64 million and $130 million, for the Tocqueville Select Fund (the “Performance Peer Groups”). The Trustees considered that the performance information for the Delafield Fund and the Tocqueville Select Fund includes the performance information of their respective predecessor funds, which had different investment advisers, but the Trustees considered this information since these Funds have substantially the same portfolio management team.

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for the Tocqueville Fund; the Russell 2500 Index for the Tocqueville Opportunity Fund; the Morgan Stanley EAFE Index for the Tocqueville International Value Fund; the S&P 500 Index and the Philadelphia Stock Exchange Gold & Silver Index for the Tocqueville Gold Fund; the S&P 500 Index and the Russell 2000 Index for the Delafield Fund; and the Russell 2500 Index and the Russell 2000 Index for the Tocqueville Select Fund (the “Indices”) for the one-year, three-year, five-year and ten-year periods ended July 31, 2012 for all the Funds. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Funds against their respective Performance Peer Groups was satisfactory. In particular, the Trustees noted that the Tocqueville Fund had outperformed as compared to its Index for the ten-year period and underperformed for the one-year, three-year and five-year periods, and outperformed the median of its Performance Peer Group for the three-year and ten-year periods and underperformed for the one-year and five-year periods. The Trustees noted that with respect to the Tocqueville Opportunity Fund that despite underperforming its Index for all time periods, the Fund had outperformed or equaled the median of its Performance Peer Group for all periods except the ten-year period. The Trustees further noted that the Tocqueville International Value Fund outperformed its Index for all time periods except the one-year period and outperformed the median of its Performance Peer Group for the all periods except the one-year period. The Trustees noted that the Tocqueville Gold Fund outperformed both of its Indices for the five-year and ten-year periods, underperformed both its Indices for the one-year period, and outperformed

Annual Report	69

the Philadelphia Stock Exchange Gold & Silver Index and underperformed the S&P 500 Index for the three-year period, and had outperformed the median of its Performance Peer Group for all periods except the one-year period. The Trustees noted that the Delafield Fund outperformed both of its Indices for the five-year and ten-year periods, underperformed both of its Indices for the one-year period and outperformed the Russell 2000 Index and underperformed the S&P 500 Index for the three-year period, and outperformed the median of its Performance Peer Group for the five-year and ten-year periods and underperformed for the one-year and three-year periods. The Trustees noted that the Tocqueville Select Fund outperformed both of its Indices for the five-year and ten-year periods, underperformed both of its Indices for the one-year period and outperformed the Russell 2000 Index and underperformed the Russell 2500 Index for the three-year period, and outperformed the median of its Performance Peer Group for all time periods except the one-year period.

3)  The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged by funds in a universe of funds: the Morningstar Large Cap Blend Funds peer group, with average net assets between $250 million and $550 million, for the Tocqueville Fund; the Morningstar Small Blend Funds peer group, with average net assets between $40 million and $100 million, for the Tocqueville Opportunity Fund; the Morningstar Foreign Small/Mid Value Funds peer group, with average net assets between $100 million and $300 million, for the Tocqueville International Value Fund; all funds in the Morningstar Equity Precious Metals Funds peer group, for the Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with average net assets between $900 million and $1.90 billion, for the Delafield Fund; and the Morningstar Small Value Funds peer group, with average net assets between $50 million and $150 million, for the Tocqueville Select Fund (the “Expense Peer Groups”). The Trustees considered comparative total fund expenses of the Funds and the Expense Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Expense Peer Group fund agreement is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Trustees noted that the contract rate advisory fee and administration fee for each of the Funds were reasonable, despite the contractual advisory fee rate being above average for the Tocqueville Fund, the Tocqueville International Value Fund and the Tocqueville Gold Fund and the administration fee being above average for all of the Funds, when compared to their respective Expense Peer Groups. The Trustees also considered the combined contract rate advisory and administration fee as compared to their respective Expense Peer Group. The Board further observed that the total expense ratios of the Funds were also reasonable. The Board noted that the total expense ratio for the Tocqueville Fund, the Tocqueville International Value Fund, the Delafield Fund and the Tocqueville Select Fund were above average, when compared to their respective Expense Peer Groups and that the total expense ratio for the Tocqueville Opportunity Fund and the Tocqueville Gold Fund were below average, when compared to their respective Expense Peer Groups. The Board also noted that the Tocqueville Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

70	October 31, 2012

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year October 31, 2011. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Trustees also received and reviewed the Adviser’s financial statements and the Adviser provided an oral update on its profitability numbers since October 31, 2011. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

4)  The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of a Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Funds, except for the Tocqueville Select Fund, currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. The Trustees considered that breakpoints are not necessary at this time for the Tocqueville Select Fund, given the small size of the Tocqueville Select Fund. The Trustees also noted that the administration fee for the Funds does not have a breakpoint and they concluded that breakpoints were not needed at this time. In the event there was significant asset growth in the future in a Fund, the Trustee’s determined to reassess whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)  Other Factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Funds received better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Funds’ advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Trustees were also assisted by the advice of independent counsel in making this determination.

3.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

Annual Report	71

4.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocqueville.com/mutual-funds.

5.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	100.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2012 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	4.53%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

For the period ended October 31, 2012, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.01%
Opportunity Fund	0.00%
International Value Fund	0.05%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	100.00%
Delafield Fund	0.00%
Select Fund	0.00%

72	October 31, 2012

6.    FOREIGN TAX CREDIT

For the year ended October 31, 2012, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	$0.00976	$0.00000
Belgium	0.01232	0.00185
Brazil	0.00098	0.00013
Canada	0.00319	0.00048
Switzerland	0.00974	0.00146
Germany	0.01495	0.00229
Spain	0.00259	0.00067
France	0.07493	0.01130
Hong Kong	0.01185	0.00000
Ireland	0.01726	0.00000
Italy	0.01369	0.00205
Jersey	0.00137	0.00000
Japan	0.06648	0.00465
Mexico	0.00000	0.00000
Netherlands	0.02917	0.00438
Norway	0.05739	0.00981

	$0.32567	$0.03907

Annual Report	73

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

Alexander Douglas

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

Guy A. Main

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocqueville.com/mutual-funds

TQRPANNU    12

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are three audit committee financial experts serving on its audit committee. James Gerard, William Nolan III, and Guy Main are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	147,700	142,000
Audit-Related Fees	0	0
Tax Fees	20,200	19,200
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Grant Thornton applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date December 28, 2012

By (Signature and Title)*	/s/ John Cassidy
John Cassidy, Treasurer

Date December 28, 2012

*	Print the name and title of each signing officer under his or her signature.

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